-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                                HIGH INCOME FUND
                            -------------------------

                           ANNUAL REPORT

                           March 31, 2002

                           --------------------
                              WHAT'S INSIDE
                           --------------------

                           FROM THE CHAIRMAN

                           America's Economy
                           Continues to Recover

                           PORTFOLIO MANAGER'S REVIEW

                           Optimism About the Economy Helps
                           Boost High-Yield Bonds

                           FUND INFORMATION

                           Facts and Figures

                           PLUS, COMPLETE PORTFOLIO HOLDINGS
                           AND FINANCIAL STATEMENTS

                                                    ---------------------------
                                                              DALBAR
                                                           MUTUAL FUND
                                                          SERVICE AWARD
                                                              2001
                                                    ---------------------------

                                                         For Excellence
                                                               in
                                                            Service

[LOGO] STATE STREET RESEARCH

FROM THE CHAIRMAN

[Photo of Richard Davis]

DEAR SHAREHOLDER:
The U.S. economy reported a single quarter of negative growth during the 12-month period ended March 31, 2002. Whether or not it actually qualified as a recession, which is typically defined as two consecutive quarters of negative growth, was not as important as the fact that the economy managed to rebound quickly and far more strongly than had been anticipated. As a result, the Federal Reserve Board announced that it had shifted its stance on monetary policy to neutral, an indication that it was finished cutting short-term interest rates for the near term. Consumers continued to spend right through the slowdown, which helped account for its brevity. Spending on autos and housing remained strong and retail sales were relatively steady. On the business side, the recovery has not been as robust. Most industries have managed to reduce their inventories and are beginning to fill new orders. However, the outlook for corporate profits is only cautiously optimistic, as early first quarter earnings reports contained more disappointments than positive surprises.

STOCKS
The U.S. stock market fluctuated wildly over the 12 months ended March 31, 2002 but it ended the period where it started with a gain of 0.24%, as measured by the S&P 500 Index.(1) Although technology stocks staged a strong comeback in the fourth quarter of 2001, the technology-heavy Nasdaq rose only 0.28% over the same period. Value stocks generally outperformed growth stocks, and small- and mid-cap value were stronger than large-cap value stocks. The Russell 2000(R) Value Index, a measure of small-cap value stock performance, returned 23.74% for the year.(1)

BONDS
The bond market generally outperformed the broad stock market indexes for the year, but it lost some ground in the fourth quarter as long-term interest rates edged up and investors scooped up battered stocks. The Lehman Brothers Aggregate Bond Index, a broad measure of government and corporate bonds, gained 5.35%(1). Mortgage bonds were the strongest performers as the pace of refinancings slowed. The Merrill Lynch Mortgage Master Index rose 6.46% for the 12-month period.(1)

INTERNATIONAL
Foreign markets were generally lackluster as economic weakness in the U.S. translated into economic slowdown around the world. Some parts of Asia have bucked the tide. However, Japan continues to struggle with recession and internal problems associated with its banking industry. Japan's weight in the MSCI EAFE Index, a common measure of stock market performance in developed economies, helped drag performance down to -8.08% for the year.(1)

LOOKING AHEAD
Although the past 12 months will be forever remembered for the unprecedented tragic events that took place on September 11, and the men and women who lost their lives, it has also been encouraging to witness that the basic political, military and economic strength of this great nation remains intact. The stock market's recovery from its September 11 lows demonstrates that Americans are regaining their optimism. Now, more than ever, it is important to stay with your investment plan. And talk with your financial adviser. Your adviser can help you identify opportunities and strategies that look attractive in the current environment.

Sincerely,

/s/ Richard Davis

Richard Davis
Chairman
March 31, 2002

(1) The S&P 500 Index (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lipper High Current Yield Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows how well the fund has done compared with competing funds. The Russell 2000(R) Value Index contains those stocks within the complete Russell 2000 Index (a small-company index) that show below-average growth. The CSFB Global High Yield II Index mirrors the public high- yield debt market, representing a total of 250 different sectors within this market. The Lehman Brothers Aggregate Bond Index includes fixed- rate debt issues rated investment grade or higher. The Merrill Lynch Mortgage Master Index is comprised of fixed-rate, coupon-bearing pools of mortgage pass-through securities that have various maturities. The MSCI EAFE Index is a market capitalization- weighted index comprised of stocks from Europe, Australasia and the Far East. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index.

(2) 2.65% for Class B(1) shares; 2.64% for Class B shares; 2.63% for Class C shares; and 3.36% for Class S shares.

(3) KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

(4) Performance reflects a maximum 4.50% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B (1) was introduced on January 1, 1999.

(5) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended March 31, 2002)
-------------------------------------------------------------------------------
TOTAL VALUE OF $10,000 INVESTED ON MARCH 31, 1992
(Class A shares, at maximum applicable sales charge)(3)(4)


                                       (Class A shares,
                                    at maximum applicable
                 Year                sales charge)(3)(4)
                 ----                ------------------
                "3/92"                   $ 9,550
                "3/93"                    11,335
                "3/94"                    12,987
                "3/95"                    13,221
                "3/96"                    14,919
                "3/97"                    16,456
                "3/98"                    19,909
                "3/99"                    19,273
                "3/00"                    18,956
                "3/01"                    14,499
                "3/02"                    14,981

YIELD
---------------------------------------------
Class A                                 7.47%
---------------------------------------------
Class B(1)                              7.21%
---------------------------------------------
Class B                                 7.18%
---------------------------------------------
Class C                                 7.18%
---------------------------------------------
Class S                                 8.23%
---------------------------------------------

Yield is based on the net investment income produced for the 30 days ended March 31, 2002. A high yield could be indicative of high-risk bond holdings that have decreased in price because of financial problems of the issuers of the bonds.

CUMULATIVE TOTAL RETURN
(at maximum applicable sales charge)(4)
----------------------------------------------------
                10 YEARS      5 YEARS      1 YEAR
----------------------------------------------------
Class A          49.81%       -13.06%       -1.32%
----------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(at maximum applicable sales charge)(3)(4)(5)
--------------------------------------------------------------------
                         10 YEARS        5 YEARS           1 YEAR
--------------------------------------------------------------------
  Class A                  4.13%          -2.76%            -1.32%
--------------------------------------------------------------------
  Class B(1)               3.89%          -2.82%            -2.11%
--------------------------------------------------------------------
  Class B                  3.91%          -2.78%            -2.11%
--------------------------------------------------------------------
  Class C                  3.90%          -2.57%             1.68%
--------------------------------------------------------------------
  Class S                  4.80%          -1.61%             3.36%
--------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(does not reflect sales charge)(3)(5)
--------------------------------------------------------------------
                         10 YEARS        5 YEARS           1 YEAR
--------------------------------------------------------------------
  Class A                  4.61%          -1.86%             3.33%
--------------------------------------------------------------------
  Class B(1)               3.89%          -2.58%             2.65%
--------------------------------------------------------------------
  Class B                  3.92%          -2.53%             2.64%
--------------------------------------------------------------------
  Class C                  3.90%          -2.57%             2.63%
--------------------------------------------------------------------
  Class S                  4.80%          -1.61%             3.36%
--------------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW

High Income Fund: Optimism About the Economy Helps Boost High-Yield Bonds

We spoke with Rosalina Feliciano and Don DeVeuve, co-portfolio managers of State Street Research High Income Fund, about the year ended March 31, 2002, and their outlook for the period ahead. Feliciano and DeVeuve assumed portfolio management responsibilities for the fund in July 2001.


Q: HOW DID THE FUND PERFORM LAST YEAR?

A: It was a solid year for the fund. Class A shares returned 3.33%, [without sales charge] for the 12 months ended March 31, 2002.(2) That was higher than the Lipper High Current Yield Funds Average, which was -0.94%.(1) The fund slightly underperformed the CSFB Global High Yield II Index, which returned 3.41%.(1)


Q: WHAT WERE THE REASONS FOR THE FUND'S STRONG PERFORMANCE RELATIVE TO OTHER
   HIGH-YIELD FUNDS?

A: During the early part of the year we outperformed our peers by investing in higher-quality, more liquid "BB"-rated securities, which were the better performers in the high-yield universe. We restructured the fund to eliminate some of the riskier positions, which was a good move in light of the increased volatility and uncertainty in the financial markets spurred by the events of September 11, accounting investigations by the Securities Exchange Commission and increased default rates among high-yield bonds.

   Then, during the second half of the year, we shifted our strategy somewhat and increased our exposure to single "B" securities, but we focused on the higher-quality issues of this lower rating tier. As the Federal Reserve Board continued to lower interest rates to boost the economy, this sector of the market outperformed in the second half of the year.

   In terms of sector performance, the fund benefited from its overweighting in healthcare, which was a strong performer in 2001. We began reducing our exposure to healthcare as valuations rose.

Q: WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD.

A: The fund's telecommunications investments did poorly. The sector was the worst performer of the year. However, our decision to underweight the sector helped performance relative to other high-yield funds.


Q: WHAT SPECIFIC CHANGES DID YOU MAKE TO THE PORTFOLIO AS YOU RESTRUCTURED?

A: Over the year, we reduced our exposure to the wireline telecommunications sector; to wireless companies, as both tower companies and wireless providers have been hurt by lower-than-expected subscriber growth; and finally to energy stocks, which came under pressure because of the Enron default. We did not own a position in Enron, but we reduced our exposure to other names in the sector--namely, Calpine and AES--because of the increased volatility and uncertainty of the sector.

   As mentioned above, we also increased our exposure to "B"-rated securities as the economy's prospects improved. We also purchased the debt of investment- grade companies that had fallen out of favor, such as Williams Companies, U.S. West Communications, AT&T and Tyco International.

   Many of these "fallen angels" were trading at attractive levels relative to the high-yield market.

Q: THE FUND ALSO INVESTS IN DEBT OUTSIDE THE U.S. HOW DID THOSE INVESTMENTS
   FARE?

A: They fared well. The fund's investments in emerging market sovereign debt--that is, government bonds issued by emerging nations--helped performance as these markets continued to be strong performers.


Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?

A: We are encouraged by the progress made by the U.S. economy. Although we only expect a modest recovery, we believe that lower-quality securities continue to offer the best return potential during this upswing and we have positioned the fund accordingly. We also believe that the fund's diversification in highly liquid issues offers some downside protection against any negative events in the market.

March 31, 2002
------------------------------------------------------------------------------
------------------------------------------------------------------------------
ASSET ALLOCATION                      5 LARGEST INDUSTRY BOND POSITIONS
(by percentage of net assets)         (by percentage of net assets)

"B"                      48%          SERVICES              9.6%
"BB"                     37%          CHEMICAL              8.3%
"BBB"                     9%          CASINO                7.8%
"CCC"                     3%          PAPER & PACKAGING     7.2%
Cash                      2%          CABLE                 6.2%
Common Stocks/Warrants    1%
                                      Total: 39.1%

Quality Ratings based on those
provided by Standard & Poor's
Corp. and/or equivalent ratings
by Moody's Investors Services, Inc.

STATE STREET RESEARCH HIGH INCOME FUND

------------------------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL         MATURITY            VALUE
                                                                           AMOUNT            DATE             (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
BONDS 96.6%
AEROSPACE/DEFENSE 2.5%
Alliant Techsystems Inc. Sr. Sub. Note, 8.50% ......................    $ 3,250,000         5/15/2011       $  3,477,500
Argo-Tech Corp. Sr. Sub. Note 8.625% ...............................        750,000        10/01/2007            671,250
B/E Aerospace Inc. Sr. Sub. Note, 9.50% ............................      4,375,000        11/01/2008          4,112,500
                                                                                                            ------------
                                                                                                               8,261,250
                                                                                                            ------------
CABLE 6.2%
Adelphia Communications Corp. Sr. Note, 9.375% .....................      2,200,000        11/15/2009          1,914,000
Adelphia Communications Corp. Sr. Note, 10.25% .....................      1,000,000         6/15/2011            930,000
British Sky Broadcasting Group Note, 6.875% ........................      3,300,000         2/23/2009          3,095,862
Charter Communications Holdings Inc. Sr. Note, 0.00%
  to 3/31/2004, 9.92% from 4/1/2004 to maturity ....................        775,000         4/01/2011            534,750
Charter Communications Holdings Inc. Sr. Note, 10.75% ..............      4,800,000        10/01/2009          4,824,000
CSC Holdings Inc. Sr. Note, 7.625% .................................      1,050,000         4/01/2011          1,011,412
EchoStar DBS Corp. Sr. Note, 9.375% ................................      1,550,000         2/01/2009          1,612,000
Mediacom Broadband LLC, 11.00% .....................................      2,900,000         7/15/2013          3,248,000
Panamsat Corp., 8.50%+ .............................................      3,300,000         2/01/2012          3,283,500
                                                                                                            ------------
                                                                                                              20,453,524
                                                                                                            ------------
CASINO 7.8%
Anchor Gaming Co. Sr. Sub. Note, 9.875% ............................      3,515,000        10/15/2008          3,928,012
Aztar Corp. Sr. Sub. Note, 9.00% ...................................      3,300,000         8/15/2011          3,440,250
Hollywood Casino Shreveport Corp. Note, 13.00% .....................      1,240,000         8/01/2006          1,286,500
International Game Technology Co. Sr. Note, 8.375% .................      3,465,000         5/15/2009          3,646,913
Mandalay Resort Group Co. Sr. Sub. Note Series B, 10.25% ...........      2,870,000         8/01/2007          3,113,950
MGM Grand Inc. Sr. Sub. Note, 9.75% ................................      3,375,000         6/01/2007          3,632,344
Park Place Entertainment Corp. Sr. Sub. Note, 9.375% ...............      4,300,000         2/15/2007          4,558,000
Regal Cinemas Corp. Sr. Sub. Note, 9.375%+ .........................        900,000         2/01/2012            940,500
Six Flags Inc. Sr. Note, 8.875%+ ...................................      1,100,000         2/01/2010          1,113,750
                                                                                                            ------------
                                                                                                              25,660,219
                                                                                                            ------------
CHEMICAL 8.3%
Huntsman International LLC Sr. Note, 9.875%+ .......................      3,100,000         3/01/2009          3,146,500
ISP Chemco Inc. Sr. Sub. Note, 10.25% ..............................      2,875,000         7/01/2011          3,040,312
Lyondell Chemical Co. Sr. Sec. Note Series A, 9.625% ...............      3,400,000         5/01/2007          3,459,500
Lyondell Chemical Co. Sr. Sub. Note, 10.875% .......................      3,400,000         5/01/2009          3,357,500
MacDermid Inc. Sr. Sub. Note, 9.125% ...............................      3,500,000         7/15/2011          3,605,000
Millennium America Inc. Sr. Note, 9.25% ............................      3,350,000         6/15/2008          3,442,929
Noveon Inc. Sr. Sub. Note, 11.00% ..................................      1,075,000         2/28/2011          1,155,625
OM Group Inc. Sr. Sub. Note, 9.25%+ ................................      4,250,000        12/15/2011          4,420,000
Resolution Performance Products Co. Sr. Sub. Note, 13.50% ..........      1,375,000        11/15/2010          1,536,563
                                                                                                            ------------
                                                                                                              27,163,929
                                                                                                            ------------
COMPUTER TECHNOLOGY 3.2%
Celestica International Inc. Sr. Sub. Note Series B, 10.50% ........      1,665,000        12/31/2006          1,744,088
Fairchild Semiconductor Corp. Sr. Sub. Note, 10.50% ................      2,150,000         2/01/2009          2,365,000
Flextronics International Ltd. Sr. Note, 9.875% ....................      3,225,000         7/01/2010          3,454,781
Iron Mountain Inc. Sr. Sub. Note, 8.625% ...........................      2,875,000         4/01/2013          3,033,125
                                                                                                            ------------
                                                                                                              10,596,994
                                                                                                            ------------
CONGLOMERATE 0.7%
Tyco International Group SA Note, 4.95% ............................      2,375,000         8/01/2003          2,243,924
                                                                                                            ------------
CONSUMER PRODUCTS 2.4%
American Greetings Corp. Sr. Sub. Note, 11.75% .....................      1,700,000         7/15/2008          1,802,000
Playtex Products Inc. Sr. Sub. Note, 9.375% ........................      1,125,000         6/01/2011          1,198,125
Scotts Co. Sr. Sub. Note, 8.625% ...................................      2,890,000         1/15/2009          2,991,150
William Carter Co. Sr. Sub. Note, 10.875% ..........................      1,625,000         8/15/2011          1,742,813
                                                                                                            ------------
                                                                                                               7,734,088
                                                                                                            ------------
ENERGY 4.5%
Chesapeake Energy Corp. Sr. Note, 8.125% ...........................      3,775,000         4/01/2011          3,784,437
Dresser Inc. Sr. Note, 9.375%+ .....................................        425,000         4/15/2011            437,750
Dresser Inc. Sr. Note, 9.375% ......................................      1,800,000         4/15/2011          1,845,000
Magnum Hunter Resources Inc. Sr. Note, 9.60%+ ......................        850,000         3/15/2012            890,375
Newpark Resources Inc. Sr. Sub. Note Series B, 8.625%...............      1,715,000        12/15/2007          1,612,100
Plains Resources Inc. Sr. Sub. Note, 10.25% ........................      1,900,000         3/15/2006          1,957,000
Pogo Producing Co. Sr. Sub. Note, 8.25% ............................        925,000         4/15/2011            959,688
Pogo Producing Co. Sr. Sub. Note, 8.75% ............................      3,010,000         5/15/2007          3,122,875
                                                                                                            ------------
                                                                                                              14,609,225
                                                                                                            ------------
FINANCIAL 1.9%
Commercial Mortgage Acceptance Corp. 1998-C1 Note, 6.23%+ ..........      1,525,000         7/15/2031          1,132,093
Commercial Mortgage Acceptance Corp. 1998-C2 Note, 5.44%+ ..........      7,350,000         9/15/2030          5,082,920
                                                                                                            ------------
                                                                                                               6,215,013
                                                                                                            ------------
FOOD & BEVERAGE 4.0%
Agrilink Foods Inc. Sr. Sub. Note, 11.875% .........................      3,200,000        11/01/2008          3,360,000
Aurora Foods Inc. Sr. Sub. Note Series D, 9.875% ...................      1,650,000         2/15/2007          1,633,500
Aurora Foods Inc. Sr. Sub. Note Series B, 9.875% ...................      1,500,000         2/15/2007          1,485,000
B & G Foods Inc. Sr. Sub. Note, 9.625%+ ............................        450,000         8/01/2007            459,000
Dean Foods Co. Sr. Note, 8.15% .....................................      1,325,000         8/01/2007          1,281,302
Del Monte Foods Co. Sr. Sub. Note, 9.25% ...........................      1,650,000         5/15/2011          1,732,500
Dimon Inc. Sr. Note, 9.625% ........................................        675,000        10/15/2011            722,250
Tom's Foods Inc. Sr. Sec. Note, 10.50% .............................      3,100,000        11/01/2004          2,309,500
                                                                                                            ------------
                                                                                                              12,983,052
                                                                                                            ------------
FOREIGN GOVERNMENT 4.7%
Republic of Brazil, 8.00% ..........................................      4,556,217         4/15/2014          3,736,098
Republic of Bulgaria, 2.81%# .......................................      2,278,500         7/28/2011          1,993,687
Republic of Panama, 4.75%## ........................................      1,759,248         7/17/2014          1,598,335
Republic of Peru, 9.125%+ ..........................................      1,179,000         2/21/2012          1,164,675
Republic of Philippines, 8.375% ....................................      1,625,000         3/12/2009          1,613,625
Republic of Turkey, 12.375% ........................................      1,350,000         6/15/2009          1,432,350
Republic of Ukraine, 11.00% ........................................      1,363,000         3/15/2007          1,376,630
Russian Federation, 8.25% ..........................................      2,450,000         3/31/2010          2,327,500
                                                                                                            ------------
                                                                                                              15,242,900
                                                                                                            ------------
HEALTHCARE 5.4%
Bio-Rad Laboratories Inc. Sr. Sub. Note, 11.625% ...................        805,000         2/15/2007            889,525
Concentra Operating Corp. Sr. Sub. Note Series B, 13.00% ...........      1,950,000         8/15/2009          2,164,500
Coventry Health Care Inc. Sr. Note, 8.125%+ ........................        975,000         2/15/2012            984,750
Hanger Orthopedic Group Inc. Sr. Note, 10.375%+ ....................        775,000         2/15/2009            813,750
HealthSouth Corp. Sr. Note, 8.50% ..................................      1,550,000         2/01/2008          1,596,500
Insight Health Services Corp. Sr. Sub. Note, 9.875%+ ...............        865,000        11/01/2011            899,600
Kinetic Concepts Inc. Sr. Sub. Note, 9.625% ........................      3,300,000        11/01/2007          3,415,500
Magellan Health Services Inc. Sr. Sub. Note, 9.00% .................      3,800,000         2/15/2008          2,888,000
Rotech Healthcare Inc. Sr. Sub. Note, 9.50%+ .......................        875,000         4/01/2012            903,437
Select Medical Corp. Sr. Sub. Note, 9.50% ..........................      1,725,000         6/15/2009          1,785,375
Vicar Operating Inc. Sr. Sub. Note, 9.875%+ ........................      1,125,000        12/01/2009          1,181,250
                                                                                                            ------------
                                                                                                              17,522,187
                                                                                                            ------------
HOMEBUILDERS 0.7%
Collins & Aikman Floorcoverings Corp. Sr. Sub. Note, 9.75%+ ........      1,050,000         2/15/2010          1,098,563
Lennar Corp. Sr. Note, 7.625% ......................................      1,200,000         3/01/2009          1,203,000
                                                                                                            ------------
                                                                                                               2,301,563
                                                                                                            ------------
HOTELS & LODGING 1.0%
Extended Stay America Inc. Sr. Sub. Note, 9.15% ....................      3,325,000         3/15/2008          3,374,875
                                                                                                            ------------
MANUFACTURING 1.8%
AMETEK Inc. Sr. Note, 7.20% ........................................      5,425,000         7/15/2008          5,196,933
GenTek Inc. Sr. Sub. Note, 11.00% ..................................      1,630,000         8/01/2009            603,100
                                                                                                            ------------
                                                                                                               5,800,033
                                                                                                            ------------
MEDIA 5.5%
Corus Entertainment Inc. Sr. Sub. Note, 8.75%+ .....................      1,300,000         3/01/2012          1,342,250
Hollinger International Publishing Inc. Sr. Sub.  Note, 9.25% ......      2,259,000         2/01/2006          2,304,180
Hollinger International Publishing Inc. Sr. Sub.  Note, 9.25% ......      4,195,000         3/15/2007          4,278,900
Lin Holdings Corp. Sr. Note, 0.00% to  2/28/2003, 10.00% from
  3/1/2003 to maturity .............................................        975,000         3/01/2008            843,375
Paxson Communications Corp. Sr. Sub. Note, 0.00% to 1/14/06, 12.25%
  from 1/15/06 to maturity+ ........................................      1,275,000         1/15/2009            918,000
R. H. Donnelly Inc. Sr. Sub. Note, 9.125% ..........................      1,075,000         6/01/2008          1,109,937
Sinclair Broadcast Group Inc. Sr. Sub. Note, 8.00%+ ................      1,950,000         3/15/2012          1,930,500
Sinclair Broadcast Group Inc. Sr. Sub. Note, 8.75%+ ................      1,200,000        12/15/2011          1,248,000
Transwestern Publishing Co. LP Sr. Sub. Note, 9.625% ...............      3,075,000        11/15/2007          3,228,750
Yell Finance BV Sr. Note, 10.75% ...................................        800,000         8/01/2011            860,000
                                                                                                            ------------
                                                                                                              18,063,892
                                                                                                            ------------
METALS 4.4%
Alaska Steel Corp. Sr. Note, 9.125% ................................      3,245,000        12/15/2006          3,342,350
Great Central Mines Ltd. Sr. Note, 8.875% ..........................      7,650,000         4/01/2008          7,898,625
Luscar Coal Ltd. Sr. Note, 9.75%+ ..................................        500,000        10/15/2011            517,885
UCAR Finance Inc. Note, 10.25%+ ....................................      2,375,000         2/15/2012          2,493,750
                                                                                                            ------------
                                                                                                              14,252,610
                                                                                                            ------------
MOBILE COMMUNICATIONS 5.3%
AirGate PCS, Inc. Sr. Sub. Note, 0.00% to 9/30/2004,
  13.50% from 10/1/2004 to maturity ................................      2,000,000        10/01/2009          1,310,000
Alamosa Delaware Inc. Sr. Note, 12.50% .............................      1,550,000         2/01/2011          1,286,500
Alamosa Delaware Inc. Sr. Note, 13.625% ............................        825,000         8/15/2011            709,500
American Tower Corp. Sr. Note, 9.375% ..............................      2,120,000         2/01/2009          1,568,800
Crown Castle International Corp. Sr. Note, 10.75% ..................      3,290,000         8/01/2011          2,961,000
Horizon PCS Inc. Sr. Note, 13.75%+ .................................        675,000         6/15/2011            523,125
Qwest Corp. Note, 7.20% ............................................      1,400,000        11/01/2004          1,306,634
Qwest Corp. Note, 8.875%+ ..........................................      1,725,000         3/15/2012          1,681,909
Rogers Wireless Inc. Sr. Sec. Note, 9.625% .........................      1,600,000         5/01/2011          1,488,000
Triton PCS Inc. Sr. Sub. Note, 9.375% ..............................      3,750,000         2/01/2011          3,637,500
TSI Telecommunications Inc. Sr. Sub. Note, 12.75%+ .................        750,000         2/01/2009            720,000
                                                                                                            ------------
                                                                                                              17,192,968
                                                                                                            ------------
PAPER & PACKAGING 7.2%
Appleton Papers Inc. Sr. Sub. Note, 12.50%+ ........................      1,625,000        12/15/2008          1,607,125
Ball Corp. Sr. Sub. Note, 8.25% ....................................      3,415,000         8/01/2008          3,551,600
Graphic Packaging Corp. Sr. Sub. Note, 8.625%+ .....................        950,000         2/15/2012            985,625
Huntsman Packaging Corp. Sr. Sub. Note, 13.00% .....................      1,800,000         6/01/2010          1,910,250
Louisiana Pacific Corp. Sr. Sub. Note, 10.875% .....................      1,475,000        11/15/2008          1,589,312
Norske Skog Ltd. Sr. Note, 8.625%+ .................................      1,640,000         6/15/2011          1,664,600
Owens-Brockway Glass Co., 8.875%+ ..................................      1,850,000         2/15/2009          1,887,000
Potlatch Corp. Sr. Sub. Note, 10.00% ...............................      2,800,000         7/15/2011          3,031,000
Riverwood International Corp. Sr. Sub. Note, 10.875% ...............      1,700,000         4/01/2008          1,759,500
Tekni-Plex Inc. Sr. Sub. Note Series B, 12.75% .....................      3,565,000         6/15/2010          3,743,250
Tembec Industries Inc. Sr. Note, 8.50% .............................      1,705,000         2/01/2011          1,739,100
                                                                                                            ------------
                                                                                                              23,468,362
                                                                                                            ------------
PIPELINES 0.4%
Williams Companies Inc. Note, 8.125%+ ..............................      1,200,000         3/15/2012          1,210,543
                                                                                                            ------------
RETAIL 2.4%
Cole National Group Inc. Sr. Sub. Note, 9.875% .....................        375,000        12/31/2006            378,750
GAP Inc. Note, 8.80%+ ..............................................      1,650,000        12/15/2008          1,617,000
J. Crew Operating Corp. Sr. Sub. Note, 10.375% .....................      1,785,000        10/15/2007          1,535,100
Petco Animal Supplies Inc. Sr. Sub. Note, 10.75%+ ..................      3,300,000        11/01/2011          3,597,000
United Auto Group Inc. Sr. Sub. Note, 9.625%+ ......................        875,000         3/15/2012            897,969
                                                                                                            ------------
                                                                                                               8,025,819
                                                                                                            ------------
SERVICES 9.6%
Airgas Inc. Sr. Note, 9.125% .......................................      3,525,000        10/01/2011          3,780,563
Allied Waste North America Inc. Sr. Sub. Note, 10.00% ..............      6,575,000         8/01/2009          6,690,062
Coinmach Corp. Sr. Note, 9.00%+ ....................................      1,300,000         2/01/2010          1,352,000
Columbus McKinnon Corp. Sr. Sub. Note, 8.50% .......................      1,415,000         4/01/2008          1,344,250
Intertek Finance PLC Sr. Sub. Note Series B, 10.25% ................      4,850,000        11/01/2006          4,874,250
Joy Global Inc. Sr. Sub. Note, 8.75%+ ..............................      1,500,000         3/15/2012          1,548,750
Prime Succession Holdings Inc. Sr. Sub. Note (acquired 10/7/98
  through 12/18/01, cost $1,085,533), 14.25%(+)> ...................        189,376         8/29/2009             28,406
Service Corp. International Note, 6.30% ............................      1,650,000         3/15/2020          1,617,000
Service Corp. International Note, 7.20% ............................      2,775,000         6/01/2006          2,622,375
Service Corp. International Sr. Note, 6.00% ........................      2,450,000        12/15/2005          2,250,938
Terex Corp. Sr. Sub. Note, 9.25% ...................................      2,750,000         7/15/2011          2,860,000
United Rentals North America Inc. Sr. Note, 10.75% .................      2,200,000         4/15/2008          2,392,500
                                                                                                            ------------
                                                                                                              31,361,094
                                                                                                            ------------
SUPERMARKETS/DRUG 1.4%
Pathmark Stores Inc. Sr. Sub. Note, 8.75%+ .........................      1,075,000         2/01/2012          1,109,938
Stater Brothers Holdings Inc. Sr. Note, 10.75% .....................      3,275,000         8/15/2006          3,455,125
                                                                                                            ------------
                                                                                                               4,565,063
                                                                                                            ------------
TRANSPORTATION 3.3%
Aran Shipping & Trading SA Note (acquired 8/17/01,
  cost $0), 8.30%(+)[] .............................................         65,240         1/31/2004             32,620
Dana Corp. Sr. Note, 9.00% .........................................      3,000,000         8/15/2011          2,970,000
Lear Corp. Sr. Note Series B, 7.96% ................................      5,075,000         5/15/2005          5,195,836
Westinghouse Air Brake Co. Sr. Note Series B2, 9.375% ..............      2,500,000         6/15/2005          2,525,000
                                                                                                            ------------
                                                                                                              10,723,456
                                                                                                            ------------
UTILITY 2.0%
Avista Corp. Sr. Note, 9.75% .......................................      2,200,000         6/01/2008          2,323,156
Calpine Corp. Sr. Note, 7.75% ......................................      3,945,000         4/15/2009          3,116,550
Calpine Corp. Sr. Note, 8.50% ......................................      1,600,000         2/15/2011          1,252,000
                                                                                                            ------------
                                                                                                               6,691,706
                                                                                                            ------------
Total Bonds (Cost $310,343,859) .....................................................................        315,718,289
                                                                                                            ------------

------------------------------------------------------------------------------------------------------------------------
                                                                     SHARES
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS & OTHER 0.6%
Cellnet Data Systems Inc. Wts. (acquired 4/15/98, cost $75,000)*(+) ...............             1,500                 15
Central Rents Inc. Com. (acquired 5/26/94, cost $192,570)*(+) .....................             5,250            115,500
E. Spire Communications Inc. Wts. (acquired 1/5/96, cost $427,500)*(+) ............             9,500                 95
Empire Gas Corp. Wts. (acquired 6/22/94, cost $19,300)*(+) ........................             2,760                690
FreedomPay Inc. Com. (acquired 3/29/00 and 9/8/00, cost $50,875)*(+)@ .............         3,145,340            534,708
ICG Holdings Inc. Exch. Pfd. (acquired 4/25/96 through 7/12/00,
  cost $13,119,873)>(+)[] .........................................................            12,425                124
IKS Corp. Com. (acquired 4/11/99 through 1/14/00, cost $4,088,730)*(+) ............            28,469            256,225
Ladish Inc. Com.* .................................................................            50,946            568,048
Micadant PLC Com. (acquired 7/11/01, Cost $0)(+)*@ ................................           445,502              6,352
Phase Metrics Inc. Cl. A Com. (acquired 1/23/98 through 11/16/00,
  cost $10,957,304)*(+)@ ..........................................................           809,172            258,935
Powertel Inc. Wts. (acquired 2/1/96 and 4/16/96, cost $45,385)*(+) ................             8,480            296,800
Prime Succession Holdings Inc. Com. (acquired 10/7/98 through
  11/20/01, cost $1,809,483)*(+)@ .................................................           266,679              2,667
Primus Telecommunications Group Wts. (acquired 7/30/97, cost $73,255)*(+) .........             6,500              2,275
Protection One Inc. Wts. (acquired 5/10/95 and 7/10/95, cost $36,503)*(+) .........            10,400                104
Reunion Industries Inc. Com.* .....................................................             8,341              4,796
Sabreliner Corp. Wts. (acquired 2/16/96, cost $8,750)*(+) .........................             1,750             17,500
Startec Global Communications Corp. Wts. (acquired 5/18/98 and 6/3/99,
   cost $113)*(+) .................................................................             8,545                 86
Town & Country Corp. Cl. A Com. (acquired 6/29/90 through 2/27/97,
   cost $0)*(+) ...................................................................           195,632              1,956
Waxman Industries Inc. Wts. (acquired 8/12/94, cost $0)*(+) .......................           236,000             35,400
                                                                                                            ------------
Total Common Stocks & Other (Cost $31,129,709) ....................................                            2,102,276
                                                                                                            ------------
Total Investments (Cost $341,473,568) - 97.2% .....................................                          317,820,565
Cash and Other Assets, Less Liabilities - 2.8% ....................................                            9,069,592
                                                                                                            ------------
Net Assets - 100.0% ...............................................................                         $326,890,157
                                                                                                            ============

Federal Income Tax Information (Note 1):
At March 31, 2002, the net unrealized depreciation of investments based on cost for federal income tax purposes of $342,781,287 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an
  excess of value over tax cost ...................................................                         $ 13,177,507
Aggregate gross unrealized depreciation for all investments in which there is an
  excess of tax cost over value ...................................................                          (38,138,229)
                                                                                                            ------------
                                                                                                           ($ 24,960,722)
                                                                                                            ============

-------------------------------------------------------------------------------------------------------------------------
  * Nonincome-producing securities.
  > Payments of income may be made in cash or in the form of additional securities.
 [] Security is in default.
  @ Security valued under consistently applied procedures established by the Trustees.
(+) Security restricted as to public resale. At March 31, 2002, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at March 31, 2002, were
    $31,990,174 and $1,590,458 (.49% of net assets), respectively.
  + Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 2002, were $55,759,824 and $56,805,382 (17.38% of net assets), respectively.
  # Interest rates on these floating-rate bonds will reset annually or biannually based on the six-month London Interbank
    Offered Rate (LIBOR) plus 0.8125%.
 ## Interest rates on this variable bond reset annually at predetermined rates until July 2003, at which point the interest rate will reset annually or biannually based on the six-month London Interbank Offered Rate (LIBOR) plus
    0.8125%. Rate disclosed is the current rate at March 31, 2002.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
March 31, 2002

ASSETS
Investments, at value** (Cost $341,473,568) (Note 1) ..........  $  317,820,565
Collateral for securities on loan .............................      40,427,143
Cash ..........................................................         279,147
Receivable for securities sold ................................       8,685,379
Interest and dividends receivable .............................       8,031,948
Receivable for fund shares sold ...............................         126,805
Other assets ..................................................          25,143
                                                                 --------------
                                                                    375,396,130
LIABILITIES
Payable for collateral received on securities loaned ..........      40,427,143
Payable for securities purchased ..............................       6,020,360
Dividends payable .............................................         983,997
Payable for fund shares redeemed ..............................         308,035
Accrued transfer agent and shareholder services (Note 2) ......         221,757
Accrued management fee (Note 2) ...............................         166,184
Accrued distribution and service fees (Note 4) ................          96,962
Accrued trustees' fees (Note 2) ...............................          10,152
Accrued administration fee (Note 2) ...........................           8,019
Other accrued expenses ........................................         263,364
                                                                 --------------
                                                                     48,505,973
                                                                 --------------
NET ASSETS                                                       $  326,890,157
                                                                 ==============
Net Assets consist of:
  Undistributed net investment income .........................      $  762,832
  Unrealized depreciation of investments ......................     (23,653,003)
  Accumulated net realized loss ...............................    (430,237,326)
  Paid-in capital .............................................     780,017,654
                                                                 --------------
                                                                 $  326,890,157
                                                                 ==============

Net Asset Value and redemption price per share of
  Class A shares ($216,612,073 / 65,401,587 shares) ...........           $3.31
                                                                          =====
Maximum Offering Price per share of Class A shares
  ($3.31 / 0.955) .............................................           $3.47
                                                                          =====
Net Asset Value and offering price per share of Class B(1)
  shares ($23,728,064 / 7,236,677 shares)* ....................           $3.28
                                                                          =====
Net Asset Value and offering price per share of Class B shares
  ($74,004,003 / 22,509,262 shares)* ..........................           $3.29
                                                                          =====
Net Asset Value and offering price per share of Class C shares
  ($8,616,437 / 2,617,291 shares)* ............................           $3.29
                                                                          =====
Net Asset Value, offering price and redemption price per
  share of Class S shares ($3,929,580 / 1,196,816 shares) .....           $3.28
                                                                          =====
-------------------------------------------------------------------------------
 * Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
** Includes securities on loan valued at $38,928,878.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended March 31, 2002

INVESTMENT INCOME
Interest, net of foreign taxes of $15,820 (Note 1) .............  $  28,792,218
Dividends ......................................................        422,648
                                                                  -------------
                                                                     29,214,866
EXPENSES
Management fee (Note 2) ........................................      2,110,121
Transfer agent and shareholder services (Note 2) ...............      1,249,770
Reports to shareholders ........................................        260,695
Legal fees .....................................................        193,260
Custodian fee ..................................................        125,849
Distribution and service fees - Class A (Note 4) ...............        677,433
Distribution and service fees - Class B(1) (Note 4) ............        245,259
Distribution and service fees - Class B (Note 4) ...............        882,203
Distribution and service fees - Class C (Note 4) ...............         97,988
Administration fee (Note 2) ....................................         74,128
Audit fee ......................................................         47,500
Trustees' fees (Note 2) ........................................         17,189
Miscellaneous  .................................................         87,198
                                                                  -------------
                                                                      6,068,593
Fees paid indirectly (Note 2) ..................................        (38,682)
                                                                  -------------
                                                                      6,029,911
                                                                  -------------
Net investment income ..........................................     23,184,955
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments ...............................   (157,667,708)
Change in unrealized appreciation of investments ...............    143,074,657
                                                                  -------------
Net loss on investments ........................................    (14,593,051)
                                                                  -------------
Net increase in net assets resulting from operations              $   8,591,904
                                                                  =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                        YEARS ENDED MARCH 31
                                                             -----------------------------------------
                                                                     2001                    2002
------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations:
Net investment income .....................................      $  58,591,277           $  23,184,955
Net realized loss on investments ..........................       (212,720,918)           (157,667,708)
Change in unrealized appreciation (depreciation) of
  investments .............................................         (6,449,031)            143,074,657
                                                                --------------          --------------
Net increase (decrease) resulting from operations .........       (160,578,672)              8,591,904
                                                                --------------          --------------
Dividends from net investment income:
  Class A .................................................        (37,794,242)            (18,665,131)
  Class B(1) ..............................................         (3,056,221)             (1,876,579)
  Class B .................................................        (15,750,753)             (6,717,893)
  Class C .................................................         (1,747,725)               (747,835)
  Class S .................................................         (1,924,834)               (288,185)
                                                                --------------          --------------
                                                                   (60,273,775)            (28,295,623)
                                                                --------------          --------------
Net decrease from fund share transactions .................       (208,704,751)            (63,605,494)
                                                                --------------          --------------
Total decrease in net assets ..............................       (429,557,198)            (83,309,213)
NET ASSETS
Beginning of year .........................................        839,756,568             410,199,370
                                                                --------------          --------------
End of year (including undistributed net investment income
of $922,643 and $762,832, respectively) ...................     $  410,199,370           $ 326,890,157
                                                                ==============          ==============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
March 31, 2002

NOTE 1

State Street Research High Income Fund is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust on December 23, 1985, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of two separate funds: State Street Research High Income Fund and State Street Research Asset Allocation Fund (formerly State Street Research Strategic Growth & Income Fund).

The investment objective of the fund is to seek, primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities. In selecting investments for the fund, the investment manager seeks to identify those fixed income securities which it believes will not involve undue risk. Certain of the fund's investments, however, may be considered predominantly speculative.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B
(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), the investment manager subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded and before the close of business of the fund are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

B. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. All discounts/premiums are accreted/amortized for financial reporting purposes (see "Change in Accounting Principle" note). Certain fixed income and preferred securities held by the fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. DIVIDENDS
Dividends are declared daily based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended March 31, 2002, the fund has designated $28,295,623 as ordinary income dividends.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. The difference is primarily caused by differing treatment of accrued interest on defaulted bonds and premium amortization on fixed income securities.

E. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At March 31, 2002, the fund had a capital loss carryforward of $376,717,808 available, to the extent provided in regulations, to offset future capital gains, if any, of which $44,962,273, $58,119,122 and $273,636,413 expire on March 31, 2008, 2009 and 2010, respectively.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2000, through March 31, 2001, the fund incurred net capital losses of $163,711,597 and has deferred and treated such losses as arising in the fiscal year ended March 31, 2002. From November 1, 2001, through March 31, 2002, the fund incurred net capital losses of approximately $52,619,000 and intends to defer and treat such losses as arising in the fiscal year ended March 31, 2003.

F. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At March 31, 2002, the value of the securities loaned and the value of collateral were $38,928,878 and $40,427,143, respectively. The collateral consists entirely of cash collateral which was invested in State Street Navigator Securities Lending Prime Portfolio. During the year ended March 31, 2002, income from securities lending amounted to $245,340 and is included in interest income.

H. CHANGE IN ACCOUNTING PRINCIPLE
Effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on all fixed income securities. Prior to April 1, 2001, the fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on the fund's total net assets, but resulted in a $3,363,284 reduction in cost of securities and a $3,363,284 decrease in undistributed net investment income, based on securities held by the fund on April 1, 2001.

The effect of this change for the year ended March 31, 2002, was to decrease net investment income by $5,177,806, increase net unrealized appreciation by $406,732 and decrease net realized losses by $4,771,074. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the first $500 million of net assets, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 2002, the fees pursuant to such agreement amounted to $2,110,121.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), the investment manager subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended March 31, 2002, the amount of such expenses was $492,680.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended March 31, 2002, the fund's transfer agent fees were reduced by $38,682 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $17,189 during the year ended March 31, 2002.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended March 31, 2002, the amount of such expenses was $74,128.

NOTE 3

For the year ended March 31, 2002, purchases and sales of securities, exclusive of short-term investments, aggregated $268,985,819 and $300,848,900, respectively.

NOTE 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares and 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 2002, fees pursuant to such plans amounted to $677,433, $245,259, $882,203 and $97,988 for Class A, Class B(1),
Class B and Class C shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of March 31, 2002, there were $438,580, $925,923, and $1,454,972 for Class A,
Class B, Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $20,845 and $118,042, respectively, on sales of Class A shares of the fund during the year ended March 31, 2002, and that MetLife Securities, Inc. earned commissions aggregating $74,788 on sales of Class B(1) shares and that the distributor collected contingent deferred sales charges aggregating $101,580, $96,881 and $650 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same year.

NOTE 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share.

These transactions break down by share class as follows:

                                                           YEARS ENDED MARCH 31
                              ----------------------------------------------------------------------------
                                              2001                                 2002
                              ------------------------------------    ------------------------------------
CLASS A                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold ...............         16,726,836    $     69,454,721          15,188,869    $     50,663,111
Issued upon reinvestment of
  dividends from net
  investment income .......          5,790,347          24,237,295           3,686,026          12,228,627
Shares redeemed ...........        (47,766,182)       (200,861,737)        (27,451,397)        (91,697,740)
                              ----------------    ----------------    ----------------    ----------------
Net decrease ..............        (25,248,999)   $   (107,169,721)         (8,576,502)   $    (28,806,002)
                              ================    ================    ================    ================

CLASS B(1)                         SHARES             AMOUNT             SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold ...............          2,904,705    $     12,200,781           1,140,970    $      3,747,875
Issued upon reinvestment of
  dividends from net
  investment income .......            407,343           1,673,418             311,866           1,025,066
Shares redeemed ...........         (2,549,620)        (10,716,854)         (2,171,407)         (7,162,512)
                              ----------------    ----------------    ----------------    ----------------
Net increase (decrease) ...            762,428    $      3,157,345            (718,571)   $     (2,389,571)
                              ================    ================    ================    ================

CLASS B                            SHARES             AMOUNT             SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold ...............          1,294,151    $      5,724,967             380,495    $      1,259,965
Issued upon reinvestment of
  dividends from net
  investment income .......          2,019,084           8,416,153           1,126,399           3,713,240
Shares redeemed ...........        (17,598,472)        (74,665,190)        (10,699,632)        (35,379,959)
                              ----------------    ----------------    ----------------    ----------------
Net decrease ..............        (14,285,237)   $    (60,524,070)         (9,192,738)   $    (30,406,754)
                              ================    ================    ================    ================

CLASS C                            SHARES             AMOUNT             SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold ...............            591,465    $      2,580,460             295,815    $        977,645
Issued upon reinvestment of
  dividends from net
  investment income .......            191,717             793,016              81,643             269,349
Shares redeemed ...........         (2,552,622)        (10,919,180)         (1,196,064)         (3,954,613)
                              ----------------    ----------------    ----------------    ----------------
Net decrease ..............         (1,769,440)   $     (7,545,704)           (818,606)   $     (2,707,619)
                              ================    ================    ================    ================

CLASS S                            SHARES             AMOUNT             SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold ...............            661,676    $      2,869,461           3,136,649    $     10,339,810
Issued upon reinvestment of
  dividends from net
  investment income .......            388,361           1,760,173              84,529             278,700
Shares redeemed ...........         (9,184,990)        (41,252,235)         (3,017,442)         (9,914,058)
                              ----------------    ----------------    ----------------    ----------------
Net increase (decrease) ...         (8,134,953)   $    (36,622,601)            203,736    $        704,452
                              ================    ================    ================    ================

STATE STREET RESEARCH HIGH INCOME FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
For a share outstanding throughout each year:

                                                                                CLASS A
                                          -------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                          -------------------------------------------------------------------------------------
                                             1998(a)             1999(a)            2000(a)           2001(a)        2002(a)(f)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)          6.01                6.62               5.65              5.05              3.48
                                               -----               -----              -----            ------              ----
  Net investment income ($)                     0.58                0.58               0.52              0.43              0.23
  Net realized and unrealized gain
    (loss) on investments ($)                   0.63               (0.80)             (0.60)            (1.57)            (0.12)
                                               -----               -----              -----            ------              ----
TOTAL FROM INVESTMENT OPERATIONS ($)            1.21               (0.22)             (0.08)            (1.14)             0.11
                                               -----               -----              -----            ------              ----
  Dividends from net investment income ($)     (0.60)              (0.58)             (0.52)            (0.43)            (0.28)
  Distribution from capital gains ($)            --                (0.17)               --                --                --
                                               -----               -----              -----            ------              ----
TOTAL DISTRIBUTIONS ($)                        (0.60)              (0.75)             (0.52)            (0.43)            (0.28)
                                               -----               -----              -----            ------              ----
NET ASSET VALUE, END OF YEAR ($)                6.62                5.65               5.05              3.48              3.31
                                               =====               =====              =====            ======              ====
Total return(b) (%)                            20.98               (3.19)             (1.65)           (23.51)             3.33

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)      718,705             648,217            501,042           257,702           216,612
Expense ratio (%)                               1.10                1.06               1.12              1.30              1.48
Expense ratio after expense reductions (%)      1.10                1.05               1.11              1.29              1.47
Ratio of net investment income to
  average net assets (%)                        9.10                9.63               9.50             10.15              6.83
Portfolio turnover rate (%)                    70.53               53.46              50.49             52.96             80.07

                                                                                 CLASS B(1)
                                                  ------------------------------------------------------------------------
                                                                            YEARS ENDED MARCH 31
                                                  ------------------------------------------------------------------------
                                                       1999(a)(e)           2000(a)             2001(a)          2002(a)(f)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                    5.62                5.62                5.01                3.45
                                                          ----                ----                ----                ----
  Net investment income ($)                               0.12                0.47                0.40                0.20
  Net realized and unrealized gain (loss) on
    investments ($)                                       0.01               (0.60)              (1.55)              (0.12)
                                                          ----                ----                ----                ----
TOTAL FROM INVESTMENT OPERATIONS ($)                      0.13               (0.13)              (1.15)               0.08
                                                          ----                ----                ----                ----
  Dividends from net investment income ($)               (0.13)              (0.48)              (0.41)              (0.25)
                                                          ----                ----                ----                ----
TOTAL DISTRIBUTIONS ($)                                  (0.13)              (0.48)              (0.41)              (0.25)
                                                          ----                ----                ----                ----
NET ASSET VALUE, END OF YEAR ($)                          5.62                5.01                3.45                3.28
                                                          ====                ====                ====                ====
Total return(b) (%)                                       2.25(c)            (2.57)             (24.03)               2.65

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                 12,732              36,038              24,472              23,728
Expense ratio (%)                                         1.74(d)             1.87                2.00                2.18
Expense ratio after expense reductions (%)                1.73(d)             1.86                1.99                2.17
Ratio of net investment income to average net
  assets (%)                                              8.81(d)             8.76                9.62                6.13
Portfolio turnover rate (%)                              53.46               50.49               52.96               80.07
---------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized.
(d) Annualized.
(e) January 1, 1999 (commencement of share class) to March 31, 1999.
(f) Effective April 1, 2001, the fund has adopted the provisions on the AICPA Audit and Accounting Guide, Audit of
    Investment Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized loss per share by $0.05, and decrease the ratio of net investment income to average net assets by 1.47%.
    The statement of changes and financial highlights for periods prior to April 1, 2001, have not been restated for this change in policy.

STATE STREET RESEARCH HIGH INCOME FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                                CLASS B
                                          -------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                          -------------------------------------------------------------------------------------
                                             1998(a)             1999(a)            2000(a)           2001(a)        2002(a)(f)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)          5.98                6.58               5.62              5.02              3.46
                                               -----               -----              -----            ------              ----
  Net investment income ($)                     0.53                0.53               0.47              0.40              0.20
  Net realized and unrealized gain
    (loss) on investments ($)                   0.62               (0.79)             (0.59)            (1.55)            (0.12)
                                               -----               -----              -----            ------              ----
TOTAL FROM INVESTMENT OPERATIONS ($)            1.15               (0.26)             (0.12)            (1.15)             0.08
                                               -----               -----              -----            ------              ----
  Dividends from net investment income ($)     (0.55)              (0.53)             (0.48)            (0.41)            (0.25)
  Distribution from capital gains ($)            --                (0.17)               --                --                --
                                               -----               -----              -----            ------              ----
TOTAL DISTRIBUTIONS ($)                        (0.55)              (0.70)             (0.48)            (0.41)            (0.25)
                                               -----               -----              -----            ------              ----
NET ASSET VALUE, END OF YEAR ($)                6.58                5.62               5.02              3.46              3.29
                                               =====               =====              =====            ======             =====
Total return(b) (%)                            20.02               (3.77)             (2.38)           (23.98)             2.64

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)      345,797             336,420            230,786           109,691            74,004
Expense ratio (%)                               1.85                1.81               1.87              2.00              2.18
Expense ratio after expense reductions (%)      1.85                1.80               1.86              1.99              2.17
Ratio of net investment income to
  average net assets (%)                        8.36                8.90               8.76              9.41              6.14
Portfolio turnover rate (%)                    70.53               53.46              50.49             52.96             80.07

                                                                                CLASS C
                                          -------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                          -------------------------------------------------------------------------------------
                                             1998(a)             1999(a)            2000(a)           2001(a)        2002(a)(f)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)          5.99                6.59               5.63              5.02              3.46
                                               -----               -----              -----            ------              ----
  Net investment income ($)                     0.53                0.53               0.48              0.40              0.20

  Net realized and unrealized gain
    (loss) on investments ($)                   0.62               (0.79)             (0.61)            (1.55)            (0.12)
                                               -----               -----              -----            ------              ----
TOTAL FROM INVESTMENT OPERATIONS ($)            1.15               (0.26)             (0.13)            (1.15)             0.08
                                               -----               -----              -----            ------              ----
  Dividends from net investment income
    ($)                                        (0.55)              (0.53)             (0.48)            (0.41)            (0.25)
  Distribution from capital gains ($)            --                (0.17)               --                --                --
                                                ----                ----               ----              ----              ----
TOTAL DISTRIBUTIONS ($)                        (0.55)              (0.70)             (0.48)            (0.41)            (0.25)
                                                ----                ----               ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)                6.59                5.63               5.02              3.46              3.29
                                               =====               =====              =====            ======              ====
Total return(b) (%)                            19.99               (3.76)             (2.57)           (23.98)             2.63

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)       34,586              40,342             26,154            11,896             8,616
Expense ratio (%)                               1.85                1.81               1.87              2.00              2.18
Expense ratio after expense reductions (%)      1.85                1.80               1.86              1.99              2.17
Ratio of net investment income to
  average net assets (%)                        8.35                8.91               8.77              9.40              6.16
Portfolio turnover rate (%)                    70.53               53.46              50.49             52.96             80.07
-------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized.
(d) Annualized.
(e) January 1, 1999 (commencement of share class) to March 31, 1999.
(f) Effective April 1, 2001, the fund has adopted the provisions on the AICPA Audit and Accounting Guide, Audit of
    Investment Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized loss per share by $0.05, and decrease the ratio of net investment income to average net assets by 1.47%.
    The statement of changes and financial highlights for periods prior to April 1, 2001, have not been restated for this change in policy.

STATE STREET RESEARCH HIGH INCOME FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
-------------------------------------------------------------------------------

                                                                                CLASS S
                                          -------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                          -------------------------------------------------------------------------------------
                                             1998(a)             1999(a)            2000(a)           2001(a)        2002(a)(f)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)          5.98                6.58               5.61              5.01              3.46
                                               -----               -----              -----            ------             -----
  Net investment income ($)                     0.59                0.58               0.53              0.41              0.24
  Net realized and unrealized gain
    (loss) on investments ($)                   0.63               (0.79)             (0.60)            (1.51)            (0.13)
                                               -----               -----              -----            ------             -----
TOTAL FROM INVESTMENT OPERATIONS ($)            1.22               (0.21)             (0.07)            (1.10)             0.11
                                               -----               -----              -----            ------             -----
  Dividends from net investment income ($)     (0.62)              (0.59)             (0.53)            (0.45)            (0.29)
  Distribution from capital gains ($)            --                (0.17)               --                --                --
                                               -----               -----              -----            ------             -----
TOTAL DISTRIBUTIONS ($)                        (0.62)              (0.76)             (0.53)            (0.45)            (0.29)
                                               -----               -----              -----            ------             -----
NET ASSET VALUE, END OF YEAR ($)                6.58                5.61               5.01              3.46              3.28
                                               =====               =====              =====            ======             =====
Total return(b) (%)                            21.22               (2.97)             (1.41)           (23.06)             3.36

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)        7,860              48,384             45,737             3,438             3,930
Expense ratio (%)                               0.85                0.81               0.87              1.00              1.18
Expense ratio after expense reductions (%)      0.85                0.80               0.86              0.99              1.17
Ratio of net investment income to
  average net assets (%)                        9.36               10.00               9.81             10.40              7.20
Portfolio turnover rate (%)                    70.53               53.46              50.49             52.96             80.07
--------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized.
(d) Annualized.
(e) January 1, 1999 (commencement of share class) to March 31, 1999.
(f) Effective April 1, 2001, the fund has adopted the provisions on the AICPA Audit and Accounting Guide, Audit of
    Investment Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized loss per share by $0.05, and decrease the ratio of net investment income to average net assets by 1.47%.
    The statement of changes and financial highlights for periods prior to April 1, 2001, have not been restated for this change in policy.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH INCOME TRUST AND
THE SHAREHOLDERS OF STATE STREET RESEARCH HIGH INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research High Income Fund (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 10, 2002

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Class A shares of State Street Research High Income Fund returned 3.33%, [without sales charge] for the 12 months ended March 31, 2002. That was higher than the Lipper High Current Yield Funds Average, which was -0.94%. The fund slightly underperformed the CSFB Global High Yield Index II, which returned 3.41%.

During the early part of the year, the fund outperformed its peers by investing in higher-quality, more liquid "BB"-rated securities. Then, the managers increased the fund's exposure to single "B" securities, which outperformed in the second half of the year. The fund also benefited from its overweighting in healthcare, emerging market sovereign debt and from an underweighting in telecommunications, which detracted from absolute performance but helped relative performance.

Over the course of the year, we eliminated some of the riskier telecommunications and energy positions in the fund. We used the proceeds from sales to purchase the debt of investment-grade companies that had fallen out of favor, such as Williams Companies, U.S. West Communications, AT&T and Tyco International.

March 31, 2002

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends. Performance reflects maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charges, where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The CSFB Global High Yield Index II mirrors the public high-yield debt market representing a total of 250 different sectors within this market. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index. The Lipper High Current Yield Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows how well the fund has done compared with competing funds.

                                                           1 YEAR          5 YEARS          10 YEARS
-------------------------------------------------------------------------------------------------------
Class A
Cumulative Total Return
 (does not reflect sales charge)                                3.33%            -8.96%          56.89%
Cumulative Total Return
 (at maximum applicable sales charge)                          -1.32%           -13.06%          49.81%
Average Annual Total Return
 (at maximum applicable sales charge)                          -1.32%            -2.76%           4.13%
-------------------------------------------------------------------------------------------------------
Class B(1)
Cumulative Total Return
 (does not reflect sales charge)                                2.65%           -12.25%          46.45%
Cumulative Total Return
 (at maximum applicable sales charge)                          -2.11%           -13.35%          46.45%
Average Annual Total Return
 (at maximum applicable sales charge)                          -2.11%            -2.82%           3.89%
-------------------------------------------------------------------------------------------------------
Class B
Cumulative Total Return
 (does not reflect sales charge)                                2.64%           -12.03%          46.83%
Cumulative Total Return
 (at maximum applicable sales charge)                          -2.11%           -13.13%          46.83%
Average Annual Total Return
 (at maximum applicable sales charge)                          -2.11%            -2.78%           3.91%
-------------------------------------------------------------------------------------------------------
Class C
Cumulative Total Return
 (does not reflect sales charge)                                2.63%           -12.23%          46.65%
Cumulative Total Return
 (at maximum applicable sales charge)                           1.68%           -12.23%          46.65%
Average Annual Total Return
 (at maximum applicable sales charge)                           1.68%            -2.57%           3.90%
-------------------------------------------------------------------------------------------------------
Class S
Cumulative Total Return
 (does not reflect sales charge)                                3.36%            -7.78%          59.88%
Cumulative Total Return
 (at maximum applicable sales charge)                           3.36%            -7.78%          59.88%
Average Annual Total Return
 (at maximum applicable sales charge)                           3.36%            -1.61%           4.80%
-------------------------------------------------------------------------------------------------------

                          CHANGE IN VALUE OF $10,000
                 BASED ON THE CSFB GLOBAL HIGH YIELD INDEX II
                    COMPARED TO CHANGE IN VALUE OF $10,000
                         INVESTED IN HIGH INCOME FUND


CLASS A SHARES
                                High Income       CSFB Global High
                                   Fund            Yield Index II
            "3/92"               $ 9,550              $10,000
            "3/93"                11,335               11,428
            "3/94"                12,987               12,496
            "3/95"                13,221               13,198
            "3/96"                14,919               15,240
            "3/97"                16,456               17,007
            "3/98"                19,909               19,583
            "3/99"                19,273               19,441
            "3/00"                18,956               19,422
            "3/01"                14,499               19,567
            "3/02"                14,981               20,235

CLASS B(1) SHARES
                                High Income       CSFB Global High
                                   Fund            Yield Index II
            "3/92"               $10,000              $10,000
            "3/93"                11,869               11,428
            "3/94"                13,498               12,496
            "3/95"                13,619               13,198
            "3/96"                15,262               15,240
            "3/97"                16,688               17,007
            "3/98"                20,029               19,583
            "3/99"                19,273               19,441
            "3/00"                18,779               19,422
            "3/01"                14,266               19,567
            "3/02"                14,645               20,235

CLASS B SHARES
                                High Income       CSFB Global High
                                   Fund            Yield Index II
            "3/92"               $10,000              $10,000
            "3/93"                11,869               11,428
            "3/94"                13,498               12,496
            "3/95"                13,619               13,198
            "3/96"                15,262               15,240
            "3/97"                16,688               17,007
            "3/98"                20,029               19,583
            "3/99"                19,273               19,441
            "3/00"                18,814               19,422
            "3/01"                14,303               19,567
            "3/02"                14,683               20,235

CLASS C SHARES
                                High Income       CSFB Global High
                                   Fund            Yield Index II
            "3/92"               $10,000              $10,000
            "3/93"                11,869               11,428
            "3/94"                13,496               12,496
            "3/95"                13,614               13,198
            "3/96"                15,255               15,240
            "3/97"                16,707               17,007
            "3/98"                20,046               19,583
            "3/99"                19,291               19,441
            "3/00"                18,795               19,422
            "3/01"                14,287               19,567
            "3/02"                14,665               20,235

CLASS S SHARES
                                High Income       CSFB Global High
                                   Fund            Yield Index II
            "3/92"               $10,000              $10,000
            "3/93"                11,869               11,428
            "3/94"                13,609               12,496
            "3/95"                13,844               13,198
            "3/96"                15,671               15,240
            "3/97"                17,336               17,007
            "3/98"                21,014               19,583
            "3/99"                20,389               19,441
            "3/00"                20,101               19,422
            "3/01"                15,466               19,567
            "3/02"                15,988               20,235

--------------------------------------------------------------------------------
_______ High Income Fund           --------CSFB Global High Yield Index II
--------------------------------------------------------------------------------

STATE STREET RESEARCH INCOME TRUST

                                                                                                NUMBER OF
                                                                                                  FUNDS
                                   TERM OF                                                       IN FUND
                                 OFFICE AND                                                      COMPLEX
                      POSITION(s) LENGTH OF                                                    OVERSEEN BY
NAME, ADDRESS AND        HELD       TIME                                                         TRUSTEE/    OTHER DIRECTORSHIPS
AGE(a)                 WITH FUND   SERVED(b)      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS     OFFICER(c) HELD BY TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

BRUCE R. BOND           Trustee      Since    Retired; formerly, Chairman of the Board, Chief        28    Ceridian Corporation
(56)                                 1999     Executive Officer and President, PictureTel
                                              Corporation (video conferencing systems)
-----------------------------------------------------------------------------------------------------------------------------------
STEVE A. GARBAN         Trustee      Since    Retired; formerly, Senior Vice President for           48    Metropolitan Series
(64)                                 1997     Finance and Operations and Treasurer, The                    Fund, Inc.(d)
                                              Pennsylvania State University
-----------------------------------------------------------------------------------------------------------------------------------
DEAN O. MORTON          Trustee      Since    Retired; formerly, Executive Vice President, Chief     48    The Clorox Company;
(70)                                 1986     Operating Officer and Director, Hewlett-Packard              KLA-Tencor Corporation;
                                              Company (computer manufacturer)                              BEA Systems, Inc.;
                                                                                                           Cepheid; Pharsight
                                                                                                           Corporation; and
                                                                                                           Metropolitan Series
                                                                                                           Fund, Inc.(d)
-----------------------------------------------------------------------------------------------------------------------------------
SUSAN M. PHILLIPS       Trustee      Since    Dean, School of Business and Public Management,        28    None
(57)                                 1999     George Washington University; formerly, a member of
                                              the Board of Governors of the Federal Reserve
                                              System; and Chairman and Commissioner of the
                                              Commodity Futures Trading Commission
-----------------------------------------------------------------------------------------------------------------------------------
TOBY ROSENBLATT         Trustee      Since    President, Founders Investments Ltd. (investments);    48    A.P. PHARMA, Inc.; and
(63)                                 1993     formerly, President, The Glen Ellen Company                  Metropolitan Series
                                              (private investment firm)                                     Fund, Inc.(d)
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. SCOTT        Trustee      Since    Jay W. Forrester Professor of Management, Sloan        48    Metropolitan Series
MORTON                               1987     School of Management, Massachusetts Institute of              Fund, Inc.(d)
(64)                                          Technology
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY         Trustee      Since    Attorney; formerly, Partner, Dechert (law firm)        28    SEI Investments Funds
(71)                                 2002                                                                  (consisting of 104
                                                                                                           portfolios); The
                                                                                                           Massachusetts Health &
                                                                                                           Education Tax-Exempt
                                                                                                           Trust
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

RICHARD S. DAVIS        Trustee      Since    Chairman of the Board, President and Chief             28    None
(56)                                 2000     Executive Officer of State Street Research &
                                              Management Company; formerly, Senior Vice
                                              President, Fixed Income Investments, Metropolitan
                                              Life Insurance Company; and Managing Director, J.P.
                                              Morgan Investment Management
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

DONALD G. DEVEUVE       Vice       Since    Senior Vice President of State Street Research &         11    None
(45)                  President     2001    Management Company; formerly, Vice President,
                                            State Street Research & Management Company
-----------------------------------------------------------------------------------------------------------------------------------
ROSALINA FELICIANO      Vice       Since    Senior Vice President of State Street Research &         11    None
(38)                  President     2001    Management Company; formerly, Vice President,
                                            State Street Research & Management Company
-----------------------------------------------------------------------------------------------------------------------------------
JOHN H. KALLIS          Vice       Since    Senior Vice President of State Street Research &         13    None
(61)                  President     1987    Management Company
-----------------------------------------------------------------------------------------------------------------------------------
JOHN S. LOMBARDO        Vice       Since    Managing Director, Chief Financial Officer of            28    None
(47)                  President     2001    State Street Research & Management Company;
                                            formerly, Executive Vice President, State Street
                                            Research & Management Company; and Senior Vice
                                            President, Product and Financial Management,
                                            MetLife Auto & Home
-----------------------------------------------------------------------------------------------------------------------------------
MARK A. MARINELLA       Vice       Since    Managing Director of State Street Research &             17    None
(44)                  President     2001    Management Company; formerly, Executive Vice
                                            President and Senior Vice President, State
                                            Street Research & Management Company; and
                                            principal and senior portfolio manager, STW
                                            Fixed Income Management Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. WEISS           Vice        Since    Managing Director and Director of State Street         26    None
(55)                   President     1998     Research & Management Company; formerly, Executive
                                              Vice President and Senior Vice President, State
                                              Street Research & Management Company
-----------------------------------------------------------------------------------------------------------------------------------
DOUGLAS A. ROMICH      Treasurer     Since    Senior Vice President and Treasurer of State Street    28    None
(45)                                 2001     Research & Management Company; formerly, Vice
                                              President and Assistant Treasurer, State Street
                                              Research & Management Company
-----------------------------------------------------------------------------------------------------------------------------------
FRANCIS J.             Secretary     Since    Managing Director, General Counsel and Secretary of    28    None
MCNAMARA, III                        1995     State Street Research & Management Company;
(46)                                          formerly, Executive Vice President, State Street
                                              Research & Management Company
-----------------------------------------------------------------------------------------------------------------------------------
The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free
1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.
(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective
    Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.
(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is
    MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of
    Metropolitan Series Fund, Inc.
(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

STATE STREET RESEARCH HIGH INCOME FUND                       -----------------
One Financial Center                                             PRSRT STD
Boston, MA 02111-2690                                              AUTO
                                                             U.S. POSTAGE PAID
                                                               HOLLISTON, MA
                                                               PERMIT NO.20
                                                             -----------------


QUESTIONS? COMMENTS?

E-MAIL us at:
    info@ssrfunds.com

VISIT us on the Internet at:
    www.ssrfunds.com

CALL us at 1-87-SSR-FUNDS (1-877-773-8637)
    Hearing-impaired 1-800-676-7876
    Chinese and Spanish-speaking 1-888-638-3193

WRITE us at:
    State Street Research
    Service Center
    P.O. Box 8408
    Boston, MA 02266-8408

[Logo] STATE STREET RESEARCH

(C)2002 State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be accompanied or preceded by a current State Street Research High Income Fund prospectus.

When used after June 30, 2002, this report must be accompanied by the most recent Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER:(exp0503) SSR-LD                                    HI-1758-0502

-------------------------------------------------------------------------------
                              STATE STREET RESEARCH
-------------------------------------------------------------------------------
                              ASSET ALLOCATION FUND
        (FORMERLY STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND)
        ---------------------------------------------------------------

                           ANNUAL REPORT

                           March 31, 2002

                           --------------------
                              WHAT'S INSIDE
                           --------------------

                           FROM THE CHAIRMAN

                           America's Economy
                           Continues to Recover

                           PORTFOLIO REVIEW

                           Sector Allocation Decisions Help
                           Bolster Sturdy Performance

                           FUND INFORMATION

                           Facts and Figures

                           PLUS, COMPLETE PORTFOLIO HOLDINGS
                           AND FINANCIAL STATEMENTS

                                                    ---------------------------
                                                              DALBAR
                                                           MUTUAL FUND
                                                          SERVICE AWARD
                                                              2001
                                                    ---------------------------

                                                         For Excellence
                                                               in
                                                            Service

[LOGO] STATE STREET RESEARCH

[Photo of Richard Davis]

DEAR SHAREHOLDER:
The U.S. economy reported a single quarter of negative growth during the 12-month period ended March 31, 2002. Whether or not it actually qualified as a recession, which is typically defined as two consecutive quarters of negative growth, was not as important as the fact that the economy managed to rebound quickly and far more strongly than had been anticipated. As a result, the Federal Reserve Board announced that it had shifted its stance on monetary policy to neutral, an indication that it was finished cutting short-term interest rates for the near term. Consumers continued to spend right through the slowdown, which helped account for its brevity. Spending on autos and housing remained strong and retail sales were relatively steady. On the business side, the recovery has not been as robust. Most industries have managed to reduce their inventories and are beginning to fill new orders. However, the outlook for corporate profits is only cautiously optimistic, as early first quarter earnings reports contained more disappointments than positive surprises.

STOCKS
The U.S. stock market fluctuated wildly over the 12 months ended March 31, 2002 but it ended the period where it started with a gain of 0.24%, as measured by the S&P 500 Index.(1) Although technology stocks staged a strong comeback in the fourth quarter of 2001, the technology-heavy Nasdaq rose only 0.28% over the period. Value stocks generally outperformed growth stocks, and small- and mid-cap value were stronger than large-cap value stocks. The Russell 2000(R) Value Index, a measure of small-cap value stock performance, returned 23.74% for the year.(1)

BONDS
The bond market generally outperformed the broad stock market indexes for the year, but it lost some ground in the fourth quarter as long-term interest rates edged up and investors scooped up battered stocks. The Lehman Brothers Aggregate Bond Index, a broad measure of government and corporate bonds, gained 5.35%.(1) Mortgage bonds were the strongest performers as the pace of refinancings slowed. The Merrill Lynch Mortgage Master Index rose 6.46% for the 12-month period.(1)

INTERNATIONAL
Foreign markets were generally lackluster as economic weakness in the U.S. translated into economic slowdown around the world. Some parts of Asia have bucked the tide. However, Japan continues to struggle with recession and internal problems associated with its banking industry. Japan's weight in the MSCI EAFE Index, a common measure of stock market performance in developed economies, helped drag performance down to -8.08% for the year.(1)

LOOKING AHEAD
Although the past 12 months will be forever remembered for the unprecedented tragic events that took place on September 11, and the men and women who lost their lives, it has also been encouraging to witness that the basic political, military and economic strength of this great nation remains intact. The stock market's recovery from its September 11 lows demonstrates that Americans are regaining their optimism. Now, more than ever, it is important to stay with your investment plan. And talk with your financial adviser. Your adviser can help you identify opportunities and strategies that look attractive in the current environment.

    Sincerely,

/s/ Richard Davis

    Richard Davis
    Chairman
    March 31, 2002

(1) The S&P 500 Index (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 2000 Value Index contains those stocks within the complete Russell 2000 Index (a small company index) that show below average growth. The Lipper Flexible Portfolio Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper Average shows you how well the fund has done compared to competing funds. The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher. The Merrill Lynch Mortgage Master Index is comprised of fixed-rate, coupon-bearing pools of mortgage pass-through securities that have various maturities. The MSCI EAFE Index is a market capitalization weighted index, comprised of stocks from Europe, Australasia, and the Far East. The indexes do not take transaction charges into consideration. It is not possible to invest directly in an index.

(2) 7.30% for Class B(1) shares; 7.56% for Class B shares; 7.31% for Class C shares; 8.47% for Class S shares.

(3) KEEP IN MIND THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs.

(4) Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended March 31, 2002)
-------------------------------------------------------------------------------
TOTAL VALUE OF $10,000 INVESTED ON MARCH 31, 1992
(Class A shares, at maximum applicable sales charge)(3)(4)

                                       (Class A shares,
                                    at maximum applicable
                 Year                sales charge)(3)(4)
                 ----                ------------------
                "3/92"                     $ 9,425
                "3/93"                      10,984
                "3/94"                      12,187
                "3/95"                      12,373
                "3/96"                      15,162
                "3/97"                      17,056
                "3/98"                      22,108
                "3/99"                      21,963
                "3/00"                      25,669
                "3/01"                      25,744
                "3/02"                      27,841

CUMULATIVE TOTAL RETURN
(at maximum applicable sales charge)(4)

---------------------------------------------------------------
                      10 YEARS        5 YEARS           1 YEAR
---------------------------------------------------------------
Class A                   178.41%          53.85%         1.93%
---------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(at maximum applicable sales charge)(3)(4)
---------------------------------------------------------------
                      10 YEARS        5 YEARS           1 YEAR
---------------------------------------------------------------
Class A                    10.78%           9.00%         1.93%
---------------------------------------------------------------
Class B(1)                 10.71%           9.21%         2.30%
---------------------------------------------------------------
Class B                    10.73%           9.25%         2.56%
---------------------------------------------------------------
Class C                    10.71%           9.48%         6.31%
---------------------------------------------------------------
Class S                    11.69%          10.59%         8.47%
---------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(does not reflect sales charge)(3)

---------------------------------------------------------------
                      10 YEARS        5 YEARS           1 YEAR
---------------------------------------------------------------
Class A                    11.44%          10.30%         8.15%
---------------------------------------------------------------
Class B(1)                 10.71%           9.49%         7.30%
---------------------------------------------------------------
Class B                    10.73%           9.52%         7.56%
---------------------------------------------------------------
Class C                    10.71%           9.48%         7.31%
---------------------------------------------------------------
Class S                    11.69%          10.59%         8.47%
---------------------------------------------------------------

PORTFOLIO REVIEW

Asset Allocation Fund: Sector Allocation Decisions Help Bolster Sturdy
Performance

[Photo of Jack Kallis]
      Jack Kallis
Fixed Income portfolio
    management team
        member

We spoke with Jack Kallis, a member of the Fixed Income portfolio management team, about the year ended March 31, 2002 and his outlook for the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A. Class A shares returned 8.15%, [without sales charge] for the 12 months ended March 31, 2002.(2) The fund outperformed the Lipper Flexible Portfolio Funds Average, which returned 1.16%.(1)

Q: WHAT FACTORS HELPED THE FUND ACHIEVE SUCH GOOD PERFORMANCE DURING THE YEAR?
A: Sector allocation decisions were the primary positive impact on the fund's results during the year. Within the equity portion of the portfolio, we overweighted small-cap growth stocks as well as value stocks. Mid-cap value stocks, in particular, were standout performers, up 19% for the fund. The small-cap growth sector contributed a gain of 12% to performance. We also underweighted international equity and large-cap growth shares. This benefited the portfolio as these two groups declined 16% and 22%, respectively. On the fixed income side, we overweighted emerging market debt, which gained 18%.

Q: WHICH FACTORS DETRACTED FROM RESULTS DURING THE YEAR?
A: High-grade debt turned in a relatively good year; however, we had underweighted this sector, which hurt performance. An overweighting in high-yield debt and our stake in international nondollar debt hurt performance. Late in the year, our stock selection in large-cap growth stocks was also a detriment.

Q: WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE PERIOD?
A: We began the year underweighted in equities relative to a normal 60/40 split between equity and debt. In the fourth calendar quarter of 2001, we shifted to an overweight in equities. This helped performance as the stock market rallied strongly at the end of the year.

In March of 2002, we eliminated our international non- dollar bond sector. The better outlook for growth and less favorable prospects for inflation in the overseas markets reduced the attractiveness of those positions. With the proceeds, we increased our holdings in high- grade obligations. We also boosted the fund's stake in emerging markets debt and high-yield debt, both of which have performed very well relative to all markets.

In international equity, we were underweighted until the last few days of the fiscal fourth quarter, at which point we brought the portfolio to a market-weighted position. Non-U.S. equity markets are less fully valued than the U.S. and we anticipate a global rebound in economic growth.

Q: WHAT IS YOUR OUTLOOK?
A: We expect the U.S. economy to grow at an above- trend (3.0%) pace during the first half of 2002, driven by inventory rebuilding, positive consumer spending and weak but improving business investment. We expect growth to moderate somewhat in the second half of the year. Inflation pressures remain benign, and we expect the federal funds rate to rise one full percentage point by year-end, as post-September 11 "insurance" rate cuts are reversed.



March 31, 2002


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ASSET ALLOCATION
(by percentage of net assets)

            Equities                                    57%
            Bonds                                       37%
            Net Cash                                    6%


TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)

            DRUGS & BIOTECHNOLOGY                       4.5%
            COMMERCIAL SERVICES                         3.6%
            ELECTRONICS: SEMICONDUCTORS/COMPONENTS      3.5%
            INSURANCE                                   3.2%
            COMMUNICATIONS, MEDIA & ENTERTAINMENT       3.1%

STATE STREET RESEARCH ASSET ALLOCATION FUND

------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
------------------------------------------------------------------------------------------------------
March 31, 2002
------------------------------------------------------------------------------------------------------
                                                                                           VALUE
                                                                     SHARES               (NOTE 1)
------------------------------------------------------------------------------------------------------
EQUITY SECURITIES 56.7%
AUTOMOBILES & TRANSPORTATION 2.2%
AIR TRANSPORT 0.5%
AMR Corp.* .....................................................        129,700           $  3,425,376
                                                                                          ------------
AUTOMOTIVE PARTS 1.0%
Delphi Automotive Systems Corp. ................................        203,700              3,257,163
Magna International Inc. Cl. A .................................         48,100              3,535,350
                                                                                          ------------
                                                                                             6,792,513
                                                                                          ------------

TRUCKERS 0.7%
CNF Transportation Inc. ........................................         95,000              3,134,050
Forward Air Corp.* .............................................         22,400                708,960
J.B. Hunt Transportation Services Inc.* ........................         28,400                807,412
                                                                                          ------------
                                                                                             4,650,422
                                                                                          ------------
Total Automobiles & Transportation .............................                            14,868,311
                                                                                          ------------
CONSUMER DISCRETIONARY 14.5%
ADVERTISING AGENCIES 0.5%
Valassis Communications Inc.* ..................................         85,050              3,285,482
                                                                                          ------------

CASINOS/GAMBLING, HOTEL/MOTEL 2.2%
Harrah's Entertainment Inc.* ...................................         48,500              2,146,610
International Game Technology Inc.* ............................        185,652             11,569,833
Mandalay Resort Group* .........................................         37,500              1,151,250
                                                                                          ------------
                                                                                            14,867,693
                                                                                          ------------

COMMERCIAL SERVICES 3.6%
Cendant Corp.* .................................................        611,100             11,733,120
Hotel Reservations Network Inc. Cl. A* .........................         57,400              3,382,582
Manpower Inc. ..................................................         66,700              2,593,296
Republic Services Inc.* ........................................        116,400              2,174,352
Viad Corp. .....................................................        149,300              4,180,400
                                                                                          ------------
                                                                                            24,063,750
                                                                                          ------------

COMMUNICATIONS, MEDIA & ENTERTAINMENT 3.1%
AOL Time Warner Inc.* ..........................................        100,060              2,366,419
Cox Radio Inc. Cl. A* ..........................................         60,800              1,726,720
Gemstar International Group Ltd.* ..............................        172,810              2,555,860
Hollywood Entertainment Corp.* .................................         71,600              1,202,880
USA Networks Inc.* .............................................        411,650             13,078,120
                                                                                          ------------
                                                                                            20,929,999
                                                                                          ------------

CONSUMER PRODUCTS 0.6%
International Flavors & Fragrances Inc. ........................         81,300              2,843,061
Oakley Inc.* ...................................................         80,200              1,435,580
                                                                                          ------------
                                                                                             4,278,641
                                                                                          ------------

CONSUMER SERVICES 0.5%
Central Rents Inc.
  (acquired 5/26/94, cost $9,170)*(+) ..........................            250                  5,500
Education Management Corp.* ....................................         60,300              2,542,851
Prime Succession Holdings Inc.
  (acquired 10/7/98 through 11/20/01, cost $90,398)*(+)@ .......         13,332                    133
Rent-A-Center Inc.* ............................................         18,400                940,056
                                                                                          ------------
                                                                                             3,488,540
                                                                                          ------------

HOUSEHOLD FURNISHINGS 0.6%
Black & Decker Corp. ...........................................         37,400              1,740,596
Newell Rubbermaid Inc. .........................................         84,900              2,713,404
                                                                                          ------------
                                                                                             4,454,000
                                                                                          ------------
LEISURE TIME 0.6%
Penn National Gaming Inc.* .....................................         31,500              1,103,130
Royal Caribbean Cruises Ltd. ...................................        128,000              2,886,400
                                                                                          ------------
                                                                                             3,989,530
                                                                                          ------------
PRINTING & PUBLISHING 0.7%
Reader's Digest Association Inc. Cl. A* ........................        138,600              3,106,026
RR Donnelley & Sons Co. ........................................         52,800              1,642,080
Sullivan Holdings Inc. (acquired 5/14/93, cost $216,706)*(+)@ ..            149                 74,088
                                                                                          ------------
                                                                                             4,822,194
                                                                                          ------------
RESTAURANTS 0.3%
Ruby Tuesday Inc. ..............................................         75,700              1,760,025
                                                                                          ------------
RETAIL 1.4%
Federated Department Stores Inc.* ..............................         65,000              2,655,250
Fisher Scientific International Inc.* ..........................         34,400                966,640
Michaels Stores Inc.* ..........................................         28,100              1,062,180
O'Reilly Automotive Inc.* ......................................         26,800                846,076
Petco Animal Supplies Inc.* ....................................         10,100                238,259
Staples Inc.* ..................................................         79,700              1,591,609
Too Inc.* ......................................................         42,900              1,265,121
Tweeter Home Entertainment Group Inc.* .........................         30,900                604,095
                                                                                          ------------
                                                                                             9,229,230
                                                                                          ------------
TEXTILE APPAREL MANUFACTURERS 0.4%
Jones Apparel Group Inc.* ......................................         73,200              2,558,340
                                                                                          ------------
Total Consumer Discretionary ...................................                            97,727,424
                                                                                          ------------
CONSUMER STAPLES 0.0%
DRUG & GROCERY STORE CHAINS 0.0%
Pathmark Stores Inc.* ..........................................          2,667                 63,875
                                                                                          ------------
FOODS 0.0%
Aurora Foods Inc.* .............................................          6,199                 25,974
                                                                                          ------------
Total Consumer Staples .........................................                                89,849
                                                                                          ------------
FINANCIAL SERVICES 9.2%
BANKS & SAVINGS & LOAN 1.9%
Charter One Financial Inc. .....................................         95,500              2,981,510
Comerica Inc. ..................................................         63,100              3,948,167
Investors Financial Services Co. ...............................         12,800                973,440
KeyCorp ........................................................        131,400              3,501,810
New York Community Bancorp Inc. ................................         57,650              1,594,022
                                                                                          ------------
                                                                                            12,998,949
                                                                                          ------------
FINANCIAL DATA PROCESSING SERVICES & SYSTEMS 0.1%
PRG Shultz International Inc.* .................................         54,300                762,915
                                                                                          ------------
INSURANCE 3.2%
ACE Limited ....................................................        192,870              8,042,679
PartnerRe Ltd.* ................................................         23,500              1,283,100
The St. Paul Companies, Inc. ...................................        149,950              6,875,208
XL Capital Ltd. Cl. A ..........................................         58,201              5,433,063
                                                                                          ------------
                                                                                            21,634,050
                                                                                          ------------
MISCELLANEOUS FINANCIAL 1.6%
Ambac Financial Group, Inc. ....................................         54,550              3,222,269
Capital One Financial Corp. ....................................         61,400              3,920,390
MGIC Investment Corp. ..........................................         51,100              3,496,773
                                                                                          ------------
                                                                                            10,639,432
                                                                                          ------------
REAL ESTATE INVESTMENT TRUSTS 0.3%
Boston Properties Inc. .........................................         48,700              1,921,215
                                                                                          ------------

SECURITIES BROKERAGE & SERVICES 2.1%
Investment Technology Group* ...................................         11,750           $    619,695
Lehman Brothers Holdings Inc. ..................................        158,180             10,224,755
Stilwell Financial Inc. ........................................        128,300              3,142,067
                                                                                          ------------
                                                                                            13,986,517
                                                                                          ------------
Total Financial Services .......................................                            61,943,078
                                                                                          ------------
HEALTHCARE 6.2%
DRUGS & BIOTECHNOLOGY 4.5%
Andrx Corp.* ...................................................         75,200              2,853,088
Biogen Inc.* ...................................................        112,040              5,496,683
Charles River Laboratories International Inc.* .................         42,100              1,305,100
CV Therapeutics Inc.* ..........................................         82,700              2,993,740
Forest Laboratories Inc.* ......................................         46,300              3,782,710
ICN Pharmaceuticals Inc. .......................................         71,800              2,279,650
Neurocrine Biosciences Inc.* ...................................         60,600              2,459,754
Pharmacia Corp. ................................................         96,930              4,369,604
Priority Healthcare Corp. Cl. B* ...............................        107,000              2,783,070
Sepracor Inc.* .................................................         88,610              1,719,034
                                                                                          ------------
                                                                                            30,042,433
                                                                                          ------------
HEALTHCARE FACILITIES 0.6%
HealthSouth Corp.* .............................................        250,100              3,588,935
Laboratory Corp. of America Hldgs.* ............................          8,300                795,638
                                                                                          ------------
                                                                                             4,384,573
                                                                                          ------------
HEALTHCARE SERVICES 0.8%
Advance PCS* ...................................................         50,800              1,528,572
Anthem Inc.* ...................................................         31,800              1,830,726
Community Health Systems Inc.* .................................         41,000                906,510
Province Healthcare Co.* .......................................         46,100              1,464,597
                                                                                          ------------
                                                                                             5,730,405
                                                                                          ------------
HOSPITAL SUPPLY 0.3%
Bausch & Lomb Inc. .............................................         44,200              1,969,994
                                                                                          ------------
Total Healthcare ...............................................                            42,127,405
                                                                                          ------------
INTEGRATED OILS 0.5%
INTEGRATED DOMESTIC 0.5%
Unocal Corp. ...................................................         89,500              3,486,025
                                                                                          ------------
Total Integrated Oils ..........................................                             3,486,025
                                                                                          ------------
MATERIALS & PROCESSING 2.7%
BUILDING & CONSTRUCTION 0.0%
Waxman Industries Inc. Wts
  (acquired 8/12/94, cost $0)*(+) ..............................         29,500                  4,425
                                                                                          ------------
CHEMICALS 0.3%
Reunion Industries Inc.* .......................................            595                    342
Rohm & Haas Co. ................................................         55,100              2,329,077
                                                                                          ------------
                                                                                             2,329,419
                                                                                          ------------
CONTAINERS & PACKAGING 0.4%
Smurfit Stone Container Corp.* .................................        143,400              2,457,876
                                                                                          ------------
DIVERSIFIED MANUFACTURING 0.5%
American Standard Companies Inc.* ..............................         49,500              3,502,125
                                                                                          ------------
ENGINEERING & CONTRACTING SERVICES 0.1%
Fluor Corp. ....................................................         21,700                885,143
                                                                                          ------------
PAPER & FOREST PRODUCTS 0.3%
MeadWestvaco Corp. .............................................         58,200              1,929,330
                                                                                          ------------
STEEL 1.1%
Alaska Steel Holding Corp.* ....................................        269,800              3,858,140
Allegheny Technologies Inc. ....................................        214,700              3,551,138
                                                                                          ------------
                                                                                             7,409,278
                                                                                          ------------
Total Materials & Processing ...................................                            18,517,596
                                                                                          ------------
OTHER 1.5%
MULTI-SECTOR 1.5%
SPX Corp.* .....................................................         28,700              4,063,346
Textron Inc. ...................................................         67,900              3,469,690
Tyco International Ltd. ........................................         76,600              2,475,712
                                                                                          ------------
Total Other ....................................................                            10,008,748
                                                                                          ------------
OTHER ENERGY 1.9%
OIL & GAS PRODUCERS 1.5%
Anadarko Petroleum Corp. .......................................         95,530              5,391,713
Burlington Resources Inc. ......................................         43,000              1,723,870
Ocean Energy Inc. ..............................................        133,100              2,634,049
                                                                                          ------------
                                                                                             9,749,632
                                                                                          ------------
OIL WELL EQUIPMENT & SERVICES 0.4%
Noble Drilling Corp.* ..........................................         69,500              2,876,605
                                                                                          ------------
Total Other Energy .............................................                            12,626,237
                                                                                          ------------
PRODUCER DURABLES 2.1%
AEROSPACE 0.4%
Ladish Inc.* ...................................................         15,095                168,309
Rockwell Collins Inc. ..........................................         89,800              2,264,756
                                                                                          ------------
                                                                                             2,433,065
                                                                                          ------------
HOMEBUILDING 0.0%
WCI Communities Inc.* ..........................................          5,000                122,000
                                                                                          ------------
MACHINERY 0.2%
Helix Technology Corp. .........................................         49,800              1,260,936
                                                                                          ------------
PRODUCTION TECHNOLOGY EQUIPMENT 1.5%
Electroglas Inc.* ..............................................         64,500              1,090,050
LTX Corp.* .....................................................         86,800              2,360,092
Novellus Systems Inc.* .........................................        104,000              5,630,560
Phase Metrics Inc.
  (acquired 1/23/98 through 6/9/98, cost $651,892)*(+)@ ........         50,574                 16,184
Varian Semiconductor Equipment Inc.* ...........................         30,100              1,354,500
                                                                                          ------------
                                                                                            10,451,386
                                                                                          ------------
Total Producer Durables ........................................                            14,267,387
                                                                                          ------------
TECHNOLOGY 8.4%
COMMUNICATIONS TECHNOLOGY 1.5%
Anaren Microwave Inc.* .........................................         51,700                751,201
Avaya Inc.* ....................................................        554,300              4,090,734
NCR Corp.* .....................................................         86,900              3,888,775
Spectrian Corp.* ...............................................         81,500              1,167,080
                                                                                          ------------
                                                                                             9,897,790
                                                                                          ------------
COMPUTER SOFTWARE 2.0%
Amdocs Ltd.* ...................................................        128,290              3,418,929
Check Point Software Technologies Ltd.* ........................         94,690              2,878,576
Mercury Interactive Corp.* .....................................        169,550              6,383,557
Websense Inc.* .................................................         44,700              1,124,652
                                                                                          ------------
                                                                                            13,805,714
                                                                                          ------------

COMPUTER TECHNOLOGY 0.6%
Emulex Corp. ...................................................        124,900              4,112,957
                                                                                          ------------
ELECTRONICS 0.8%
Aeroflex Inc.* .................................................        118,500              1,523,910
Kopin Corp.* ...................................................        269,270              2,453,050
Philips Electronics NV .........................................         34,692              1,057,589
                                                                                          ------------
                                                                                             5,034,549
                                                                                          ------------

ELECTRONICS: SEMICONDUCTORS/COMPONENTS 3.5%
Advanced Micro Devices Inc.* ...................................        550,700              8,100,797
Altera Corp.* ..................................................        171,000              3,739,770
Analog Devices Inc.* ...........................................         82,510              3,716,250
Cypress Semiconductor Corp.* ...................................        218,600              5,027,800
GlobeSpan Virata Inc.* .........................................         56,100                837,012
Oak Technology, Inc.* ..........................................         79,000              1,175,520
Silicon Storage Technology Inc.* ...............................         96,900              1,022,295
                                                                                          ------------
                                                                                            23,619,444
                                                                                          ------------
Total Technology ...............................................                            56,470,454
                                                                                          ------------

UTILITIES 2.5%
ELECTRICAL 2.4%
Constellation Energy Group Inc. ................................        113,100              3,489,135
Covanta Energy Corp.* ..........................................        640,400                461,088
Energy East Corp. ..............................................        118,300              2,573,025
PG&E Corp.* ....................................................        138,900              3,272,484
PPL Corp. ......................................................         93,700              3,711,457
Progress Energy Inc. ...........................................         52,000              2,602,093
                                                                                          ------------
                                                                                            16,109,282
                                                                                          ------------

TELECOMMUNICATIONS 0.1%
Alamosa Holdings Inc.* .........................................        152,400                766,572
Nextel Communications Inc. Cl. A* ..............................          3,098                 16,667
Powertel Inc. Wts. (acquired 2/1/96, cost $5,117)*(+) ..........            960                 33,600
                                                                                          ------------
                                                                                               816,839
                                                                                          ------------
Total Utilities ................................................                            16,926,121
                                                                                          ------------

NON-U.S. EQUITIES 5.0%
Advantest Corp. ................................................         10,400                779,863
Anglo American PLC .............................................         73,900              1,232,789
Autoliv Inc. ...................................................        101,000              2,427,837
Big Food Group PLC .............................................        294,400                480,620
BP Amoco PLC ...................................................         53,100                473,187
British Sky Broadcast PLC* .....................................         92,700              1,099,668
Broken Hill Proprietary Co. ....................................        135,600                824,628
Cathay Pacific Airways .........................................        280,000                425,406
CNOOC Ltd.* ....................................................      1,131,000              1,406,572
Domtar Inc. ....................................................        153,300              1,671,839
FANUC ..........................................................         13,200                724,214
Invensys PLC ...................................................        736,100              1,301,418
Kyocera Corp. ..................................................         10,200                704,906
Linde AG .......................................................         16,050                795,422
Marks & Spencer PLC ............................................        231,119              1,269,512
Nikon Corp. ....................................................         76,000                811,606
Nippon Steel Corp.* ............................................        573,000                820,484
Nokia AB .......................................................         87,200              1,841,882
Norsk Hydro ASA ................................................         19,300                931,741
Pioneer Electronic Corp. .......................................         22,000                422,790
Rohm Company Ltd. ..............................................          3,300                494,913
Sage Group PLC .................................................        355,800              1,146,497
Saipem SPA .....................................................        199,800              1,227,938
Shin Etsu Chemical Co. Ltd. ....................................         18,300                773,706
Skandinaviska Enskilda Banken ..................................        213,900              2,126,899
Stora Enso OYJ .................................................         90,500              1,166,350
Swatch Group AG* ...............................................         68,400              1,478,732
Tate & Lyle PLC ................................................        265,400              1,321,587
Tokyo Broadcasting System ......................................         44,000                830,658
Vodafone Group PLC .............................................        470,100                869,673
Volvo AB Cl. B .................................................         52,200              1,033,054
World Co. Ltd. .................................................         36,900              1,015,035
                                                                                          ------------
Total Non-U.S. Equities ........................................                            33,931,426
                                                                                          ------------
Total Equity Securities (Cost $328,197,558) ....................                           382,990,061
                                                                                          ------------

------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL           MATURITY
                                                          AMOUNT               DATE
------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 36.5%
U.S. TREASURY 3.8%
U.S. Treasury Bond, 10.625%** ....................       $  2,000,000        8/15/2015       2,881,240
U.S. Treasury Bond, 9.875% .......................          1,350,000       11/15/2015       1,855,399
U.S. Treasury Bond, 8.875% .......................            525,000        2/15/2019         683,482
U.S. Treasury Bond, 5.25% ........................          1,475,000       11/15/2028       1,326,114
U.S. Treasury Bond, 6.25% ........................             50,000        5/15/2030          51,875
U.S. Treasury Note, 7.00% ........................          1,700,000        7/15/2006       1,843,429
U.S. Treasury Note, 3.50% ........................          2,575,000       11/15/2006       2,435,384
U.S. Treasury Note, 5.00% ........................         14,875,000        2/15/2011      14,414,767
                                                                                          ------------
                                                                                            25,491,690
                                                                                          ------------

U.S. AGENCY MORTGAGE 7.8%
Federal Home Loan Mortgage Corp., 7.00% ..........            987,244        5/01/2031       1,006,061
Federal Home Loan Mortgage Corp., 7.50% ..........                366        4/01/2002             369
Federal Home Loan Mortgage Corp., 8.50% ..........                 70        7/01/2009              75
Federal Home Loan Mortgage Corp., 6.50% ..........            977,179        7/01/2029         974,736
Federal National Mortgage Association, 9.50% .....             76,376       10/01/2003          80,027
Federal National Mortgage Association, 8.00% .....             74,456        4/01/2008          79,126
Federal National Mortgage Association, 8.00% .....             96,720        6/01/2008         102,061
Federal National Mortgage Association, 8.50% .....             87,570        2/01/2009          93,575
Federal National Mortgage Association, 6.25% .....          1,300,000        2/01/2011       1,292,278
Federal National Mortgage Association, 6.50% .....          2,643,482       12/01/2014       2,699,656
Federal National Mortgage Association, 6.50% .....            153,789       12/01/2015         156,335
Federal National Mortgage Association, 7.00% .....            674,583       12/01/2015         698,402
Federal National Mortgage Association, 7.00% .....          1,181,186        3/01/2016       1,222,894
Federal National Mortgage Association, 7.00% .....          2,750,000        1/01/2017       2,847,103
Federal National Mortgage Association TBA, 7.00% .            325,000        4/16/2017         336,476
Federal National Mortgage Association, 7.50% .....                 58       10/01/2025              61
Federal National Mortgage Association, 6.50% .....            403,687        9/01/2028         402,423
Federal National Mortgage Association, 6.50% .....          3,076,788       11/01/2028       3,067,158
Federal National Mortgage Association, 6.50% .....          1,509,231       12/01/2028       1,504,507
Federal National Mortgage Association, 6.50% .....            744,931        3/01/2029         742,599
Federal National Mortgage Association, 7.50% .....          1,352,008        7/01/2029       1,408,197
Federal National Mortgage Association, 7.00% .....          3,162,815       12/01/2029       3,223,098
Federal National Mortgage Association, 6.50% .....          1,040,278        5/01/2031       1,034,744
Federal National Mortgage Association, 6.50% .....          1,472,736        7/01/2031       1,464,901
Federal National Mortgage Association TBA, 6.50% .         10,575,000        4/11/2032      10,518,847
Federal National Mortgage Association TBA, 7.50% .          6,050,000        4/11/2032       6,263,625
Government National Mortgage Association, 6.50% ..            211,270        2/15/2009         217,277
Government National Mortgage Association, 6.50% ..             83,315        6/15/2009          85,723
Government National Mortgage Association, 6.50% ..            466,583        7/15/2009         479,848
Government National Mortgage Association, 7.50% ..             35,168       11/15/2010          37,212
Government National Mortgage Association, 7.50% ..            255,169       12/15/2010         269,999
Government National Mortgage Association, 7.00% ..            503,582        1/15/2025         516,484
Government National Mortgage Association, 7.00% ..          2,104,829        5/15/2028       2,148,904
Government National Mortgage Association, 6.50% ..          2,384,934       11/15/2028       2,385,673
Government National Mortgage Association, 7.00% ..          1,289,566       11/15/2028       1,316,644
Government National Mortgage Association, 7.00% ..          2,345,104        5/15/2031       2,390,528
Government National Mortgage Association, 6.50% ..          1,600,000        3/15/2032       1,594,000
                                                                                          ------------
                                                                                            52,661,626
                                                                                          ------------
FOREIGN 0.4%
Korea Development Bank Note, 7.125% ..............            350,000        4/22/2004         362,765
Province of Quebec, 5.50% ........................            575,000        4/11/2006         578,657
United Mexican States, 9.75% .....................            325,000        4/06/2005         364,162
United Mexican States, 9.875% ....................          1,050,000        2/01/2010       1,184,925
United Mexican States, 11.50% ....................            200,000        5/15/2026         259,500
                                                                                          ------------
                                                                                             2,750,009
                                                                                          ------------
FINANCE/MORTGAGE 7.2%
AIG Sunamerica Global Financing Sr. Note, 6.90%+ .            500,000        3/15/2032         497,110
Bank of America Corp. Sub. Note, 7.40% ...........            375,000        1/15/2011         396,210
Bear Stearns Commercial Mortgage Securities Inc.,
  6.80% ..........................................          1,442,797        9/15/2008       1,496,098
Bombardier Capital Inc. Note, 7.30%+ .............            750,000       12/15/2002         766,688
Caterpillar Financial Asset Trust Note, 4.85% ....            775,000        4/25/2007         786,755
Chase Capital Note Series A, 7.67% ...............            300,000       12/01/2026         291,372
Chase Manhattan Auto Owner Trust 2002-A, 4.17% ...            925,000        9/15/2008         909,738
CIT Group Holdings Inc. Sr. Note, 7.75% ..........            300,000        4/02/2012         300,516
Citibank Credit Card Issuance Trust Note, 6.65% ..          1,525,000        5/15/2008       1,538,816
Citibank Credit Card Issuance Trust Note, 2.478% .          1,200,000       12/10/2008       1,200,000
Commercial Mortgage Acceptance Corp., 5.44%+ .....          1,325,000        9/15/2030         916,309
Commercial Mortgage Acceptance Corp., 6.23%+ .....          1,900,000        7/15/2031       1,410,477
Countrywide Home Loan Inc. Note, 5.50% ...........            825,000        8/01/2006         811,223
Credit Suisse FirstBoston USA Inc. Note, 5.875% ..            400,000        8/01/2006         401,384
EOP Operating LP Note, 6.50% .....................          1,175,000        1/15/2004       1,204,751
Equity Residential Properties Note, 6.625% .......          1,100,000        3/15/2012       1,081,465
ERAC USA Finance Co. Note, 8.25%+ ................            775,000        5/01/2005         815,246
First Union Lehman Brothers Commercial Mortgage,
  7.50%+ .........................................          4,225,000       11/18/2029       3,329,849
Ford Credit Auto Owner Trust, Series 2002-A, 4.79% .        1,275,000       11/15/2006       1,241,123
Ford Motor Credit Co. Note, 6.875% ...............          2,625,000        2/01/2006       2,609,302
General Electric Capital Corp. Note, 6.75% .......            725,000        3/15/2032         695,746
General Motors Acceptance Corp. Note, 6.875% .....            650,000        9/15/2011         633,022
General Motors Acceptance Corp. Note, 8.00% ......          1,600,000       11/01/2031       1,609,200
Goldman Sachs Group LP Note, 6.625%+ .............            400,000       12/01/2004         414,960
Household Finance Corp. Note, 5.75% ..............          1,550,000        1/30/2007       1,491,193
Intertek Finance PLC Sr. Sub. Note, Series B, 10.25%          300,000       11/01/2006         301,500
J.P. Morgan Chase & Co. Note, 6.75% ..............          1,575,000        2/01/2011       1,576,764
J.P. Morgan Commercial Mortgage Finance Corp. 97
  Cl.C, 7.238% ...................................          1,450,000        9/15/2029       1,511,617
John Hancock Global Funding Note, 7.90%+ .........          1,150,000        7/02/2010       1,252,074
Lehman Brothers Commercial Conduit Mortgage Trust
  01-A1, 6.155%+ .................................            740,014        7/14/2016         736,085
Lehman Brothers Commercial Conduit Mortgage Trust
  97-LL1-A1, 6.79% ...............................            494,149       10/12/2034         512,962
Lehman Brothers Commercial Conduit Mortgage Trust
  99-A1, 7.105% ..................................          1,153,379        7/15/2008       1,211,205
Lehman Brothers Hldgs Inc. Note, 7.375% ..........            600,000        5/15/2004         633,174
MBNA Corp., 7.50% ................................            650,000        3/15/2012         652,305
MBNA Credit Card Master Trust, Series 2001 Cl. C,
  6.55% ..........................................            725,000       12/15/2008         724,319
MBNA Credit Card Master Trust, Series 2001 Cl.C,
  3.12% ..........................................            475,000        4/15/2002         476,484
Merrill Lynch & Co. Inc. Note, 5.35% .............            800,000        6/15/2004         813,680
Morgan Stanley Capital Inc. 98-A1, 6.19% .........            186,448        3/15/2030         191,861
Morgan Stanley Dean Witter Inc. Note, 5.80% ......            750,000        4/01/2007         747,825
Nationslink Funding Corp., 7.105% ................            975,000        8/20/2030         972,668
Peco Energy Transition Trust, Series 2000 Cl. A4,
  7.65% ..........................................          1,075,000        3/01/2010       1,170,750
PSE&G Transition Funding LLC, 6.45% ..............            925,000        3/15/2013         929,042
Residential Asset Security Corp., 4.988% .........          1,400,000        2/25/2027       1,390,594
Salomon Brothers Commercial Mortgage Trust 01C1-A2,
  6.226% .........................................          1,925,000       12/18/2035       1,940,317
Simon Property Group LP Note, 7.375% .............            775,000        1/20/2006         800,219
Sprint Capital Corp. Note, 7.90%+ ................            300,000        3/15/2005         294,561
Sprint Capital Corp. Note, 6.00% .................            875,000        1/15/2007         802,576
UCAR Finance Inc., 10.25%+ .......................          1,200,000        2/15/2012       1,260,000
Washington Mutual Inc. Note, 5.625% ..............          1,100,000        1/15/2007       1,086,547
                                                                                          ------------
                                                                                            48,837,682
                                                                                          ------------
FOREIGN GOVERNMENT 3.2%
Republic of Brazil, 8.00% ........................          3,078,525        4/15/2014       2,524,390
Republic of Bulgaria, 2.81%# .....................          2,866,500        7/28/2011       2,508,188
Republic of China, 7.30% .........................            125,000       12/15/2008         133,838
Republic of Panama, 4.75%## ......................          2,731,475        7/17/2014       2,481,635
Republic of Peru, 9.125%+ ........................          2,612,000        2/21/2012       2,580,264
Republic of Philippines, 8.375% ..................          2,575,000        3/12/2009       2,556,975
Republic of Poland, 6.00% to 10/27/2002, 7.00% from
  10/28/2002 to maturity .........................          1,237,500       10/27/2014       1,239,367
Republic of South Africa, 9.125% .................            300,000        5/19/2009         320,250
Republic of Turkey, 12.375% ......................          2,100,000        6/15/2009       2,228,100
Republic of Ukraine, 11.00% ......................          2,213,000        3/15/2007       2,235,130
Russian Federation, 8.25% ........................          2,725,000        3/31/2010       2,588,750
                                                                                          ------------
                                                                                            21,396,887
                                                                                          ------------
CORPORATE 14.1%
Adelphia Communications Corp. Sr. Note, 10.25% ...          1,200,000        6/15/2011       1,116,000
AEP Resources Inc. Sr. Note, 6.50%+ ..............            775,000       12/01/2003         777,379
Agrilink Foods Inc. Sr. Sub. Note, 11.875% .......          1,275,000       11/01/2008       1,338,750
AirGate PCS Inc. Sr. Sub. Note, 0.00% to 9/30/2004,
  13.50% from 10/1/2004 to maturity ..............            525,000       10/01/2009         343,875
Allied Waste North America Inc. Sr. Sub. Note,
  10.00% .........................................          1,000,000        8/01/2009       1,017,500
American Greetings Corp. Sr. Sub. Note, 11.75% ...          1,575,000        7/15/2008       1,669,500
AOL Time Warner Inc. Note, 6.125% ................            775,000        4/15/2006         774,078
Appleton Papers Inc. Sr. Sub. Note, 12.50%+ ......            850,000       12/15/2008         840,650
AT&T Corp. Note, 6.50% ...........................            625,000        3/15/2029         516,269
AT&T Wireless Services Inc. Sr. Note, 8.75% ......            550,000        3/01/2031         564,889
Aurora Foods Inc. Sr. Sub. Note, Series E, 8.75% .            975,000        7/01/2008         926,250
Avista Corp. Sr. Note, 9.75% .....................            525,000        6/01/2008         554,390
B&G Foods Inc. Sr. Sub. Note, 9.625%+ ............            425,000        8/01/2007         433,500
BAE Systems Hldgs. Inc., 6.40%+ ..................            600,000       12/15/2011         584,582
B/E Aerospace Inc. Sr. Sub. Note, 9.50% ..........            800,000       11/01/2008         752,000
British Telecommunications PLC Note, 8.875% ......            750,000       12/15/2030         852,443
Calpine Corp. Note, 8.50% ........................          1,350,000        2/15/2011       1,056,375
Cargill Inc. Note, 6.25%+ ........................            500,000        5/01/2006         508,825
Charter Communications Holdings LLC Note, 9.625% .            850,000       11/15/2009         807,500
Charter Communications Holdings LLC Sr. Note, 0.00%
  to 3/31/2004, 9.92% from 4/01/2004 to maturity .          1,150,000        4/01/2011         793,500
Charter Communications Holdings Sr. Note, 10.75% .            625,000       10/01/2009         628,125
Chesapeake Energy Corp. Sr. Note, 8.125% .........            625,000        4/01/2011         626,563
Cingular Wireless LLC Sr. Note, 5.625%+ ..........            650,000       12/15/2006         634,426
Clear Channel Communications Inc. Sr. Note, 7.25% ..          625,000        9/15/2003         643,388
Coinmach Corp. Sr. Note, 9.00%+ ..................          1,050,000        2/01/2010       1,092,000
Collins & Aikman Floorcoverings Corp. Sr. Sub. Note,
  9.75%+ .........................................            725,000        2/15/2010         758,531
Columbus McKinnon Corp. Sr. Sub. Note, 8.50% .....          1,300,000        4/01/2008       1,235,000
Comcast Cable Communications Inc. Note, 6.375% ...            925,000        1/30/2006         931,299
Conagra Foods Inc. Note, 7.50% ...................            775,000        9/15/2005         813,781
Concentra Operating Corp. Sr. Sub. Note, 13.00% ..            350,000        8/15/2009         388,500
Corus Entertainment Inc. Sr. Sub. Note, 8.75%+ ...          1,375,000        3/01/2012       1,419,687
Crown Castle International Corp. Sr. Note, 10.75% ..          800,000        8/01/2011         720,000
DaimlerChrysler Corp. Note, 8.50% ................            350,000        1/18/2031         374,661
DaimlerChrysler Corp. Sr. Note, 7.30% ............            625,000        1/15/2012         627,763
Dana Corp. Sr. Note, 9.00% .......................          1,700,000        8/15/2011       1,683,000
Dean Foods Co. Sr. Note, 8.15% ...................          1,325,000        8/01/2007       1,281,301
Dominion Resources Inc. Sr. Note, 7.625% .........            600,000        7/15/2005         631,902
Dresser Inc. Sr. Note, 9.375%+ ...................            525,000        4/15/2011         540,750
Duke Energy Corp. Sr. Note, 7.375% ...............            600,000        3/01/2010         630,096
Echostar DBS Corp. Sr. Note, 9.375% ..............            750,000        2/01/2009         780,000
Extended Stay America Inc. Sr. Sub. Note, 9.15% ..            585,000        3/15/2008         593,775
Fairchild Semiconductor Corp. Sr. Sub. Note, 10.50%           925,000        2/01/2009       1,017,500
Flextronics International Ltd. Note, 9.875% ......            650,000        7/01/2010         696,313
Ford Motor Co. Note, 7.45% .......................            675,000        7/16/2031         609,694
France Telecom SA Note, 8.25% ....................            625,000        3/01/2011         638,625
GAP Inc. Note, 8.80%+ ............................          1,700,000       12/15/2008       1,666,000
Gentek Inc. Sr. Sub. Note, 11.00% ................            300,000        8/01/2009         111,000
Great Central Mines Ltd. Sr. Note, 8.875% ........          1,000,000        4/01/2008       1,032,500
Hollinger International Publishing Inc. Note, 9.25%           300,000        3/15/2007         306,000
Hollinger International Publishing Inc. Sr. Sub. .
  Note, 9.25% ....................................            540,000        2/01/2006         550,800
Hollywood Casino Shreveport Sr. Note, 13.00% .....            300,000        8/01/2006         312,750
Horizon PCS Inc. Sr. Note, 13.75%+ ...............            175,000        6/15/2011         135,625
Huntsman International LLC Sr. Note, 9.875%+ .....          1,600,000        3/01/2009       1,624,000
International Paper Co. Note, 8.00% ..............            775,000        7/08/2003         809,619
International Paper Co. Note, 6.75% ..............            325,000        9/01/2011         322,907
ISP Chemco Inc. Sr. Sub. Note, Series B, 10.25% ..          1,475,000        7/01/2011       1,559,812
Joy Global Inc. Sr. Sub. Note, 8.75%+ ............          1,600,000        3/15/2012       1,652,000
Keyspan Corp. Note, 6.15% ........................          1,200,000        6/01/2006       1,215,564
Lin Holdings Corp. Sr. Note, 0.00% to
  2/28/2003, 10.00% from 3/01/2003 to maturity ...          1,025,000        3/01/2008         886,625
Louisiana Pacific Corp. Sr. Sub. Note, 10.875% ...            250,000       11/15/2008         269,375
Lyondell Chemical Co. Sr. Note, 9.625% ...........          1,000,000        5/01/2007       1,017,500
MacDermid Inc. Sr. Sub. Note, 9.125% .............            650,000        7/15/2011         669,500
Magellan Health Services Inc. Sr. Sub. Note, 9.00% .        1,700,000        2/15/2008       1,292,000
Magnum Hunter Resources Inc. Sr. Note, 9.60%+ ....            900,000        3/15/2012         942,750
Mediacom Broadband LLC Sr. Note, 11.00% ..........          1,300,000        7/15/2013       1,456,000
Newpark Resources Inc. Sr. Sub. Note, Series B,
  8.625% .........................................            355,000       12/15/2007         333,700
News America Inc. Sr. Deb., 7.125% ...............            500,000        4/08/2028         441,770
Norfolk Southern Corp. Note, 7.35% ...............            500,000        5/15/2007         528,630
OM Group Inc. Sr. Sub. Note, 9.25%+ ..............          1,825,000       12/15/2011       1,898,000
Owens-Brockway Glass Container Inc. Sr. Note,
  8.875%+ ........................................          1,600,000        2/15/2009       1,632,000
Panamsat Corp. Sr. Note, 8.50%+ ..................          1,000,000        2/01/2012         995,000
Pathmark Stores Inc. Sub. Note, 8.75%+ ...........            875,000        2/01/2012         903,437
Paxson Communications Corp. Sr. Sub. Note, 0.00% to
  1/14/2006, 12.25% from 1/15/2006 to maturity+ ..          1,375,000        1/15/2009         990,000
Petco Animal Supplies Inc. Sr. Sub. Note, 10.75%+ ..        1,700,000       11/01/2011       1,853,000
Plains Resources Inc. Sr. Sub. Note, 10.25% ......            170,000        3/15/2006         175,100
Pliant Corp. Sr. Sub Note, 13.00% ................          1,700,000        6/01/2010       1,804,125
Potlatch Corp. Sr. Sub. Note, 10.00% .............          1,000,000        7/15/2011       1,082,500
Prime Succession Holdings Inc. Sr. Sub. Note, 14.25%
  (acquired 10/7/98, cost $54,231)>(+) ...........              9,469        8/29/2009           1,420
Progress Energy Inc. Sr. Note, 7.10% .............          1,100,000        3/01/2011       1,122,352
Qwest Capital Funding Inc. Note, 7.75% ...........            625,000        8/15/2006         531,469
Regal Cinemas Corp. Sr. Sub. Note, 9.375%+ .......            900,000        2/01/2012         940,500
Resolution Performance Products Sr. Sub. Note,
  13.50% .........................................            700,000       11/15/2010         782,250
Rotech Healthcare Inc. Sr. Sub. Note, 9.50%+ .....            900,000        4/01/2012         929,250
Safeway Inc. Note, 7.00% .........................            800,000        9/15/2002         815,440
Service Corp. International Note, 7.20% ..........            600,000        6/01/2006         567,000
Service Corp. International Sr. Note, 6.00% ......            500,000       12/15/2005         459,375
Sinclair Broadcast Group Inc. Sr. Sub. Note, 8.00%+         2,150,000        3/15/2012       2,128,500
Six Flags Inc. Sr. Note, 8.875%+ .................          1,100,000        2/01/2010       1,113,750
Stater Brothers Hldgs. Inc. Sr. Note, 10.75% .....            360,000        8/15/2006         379,800
Target Corp. Note, 5.875% ........................          1,300,000        3/01/2012       1,249,469
TCI Communications Inc. Note, 7.875% .............            300,000        2/15/2026         295,485
Tekni-Plex Inc. Sr. Sub. Note, 12.75% ............          1,275,000        6/15/2010       1,338,750
Telus Corp. Note, 8.00% ..........................            800,000        6/01/2011         821,192
Terex Corp. Sr. Sub. Note, 9.25% .................          1,400,000        7/15/2011       1,456,000
Transwestern Publishing Co. LP Sr. Sub. Note, 9.625%          675,000       11/15/2007         708,750
Triton PCS Inc. Sr. Sub. Note, 9.375% ............            550,000        2/01/2011         533,500
TSI Telecommunications Sr. Sub. Note, 12.75%+ ....            725,000        2/01/2009         696,000
Tyco International Group SA Note, 6.375% .........          1,600,000        2/15/2006       1,481,744
Tyson Foods Inc. Note, 6.625%+ ...................            500,000       10/01/2004         511,240
Union Pacific Corp. Deb., 6.625% .................            500,000        2/01/2029         465,165
United Auto Group Inc. Sr. Sub. Note, 9.625%+ ....            925,000        3/15/2012         949,281
United Rentals Inc. Sr. Note, 10.75% .............          1,130,000        4/15/2008       1,228,875
United Technologies Corp. Note, 7.50% ............            500,000        9/15/2029         534,135
Vicar Operating Inc. Sr. Sub. Note, 9.875%+ ......            575,000       12/01/2009         603,750
Walt Disney Co. Note, 3.90%** ....................            500,000        9/15/2003         497,735
Weyerhaeuser Co. Note, 6.00% .....................          1,000,000        8/01/2006         986,010
William Carter Co. Sr. Sub. Note, Series B, 10.875%         1,700,000        8/15/2011       1,823,250
WorldCom Inc. Note, 7.875% .......................            400,000        5/15/2003         382,852
WorldCom Inc. Note, 6.50% ........................            375,000        5/15/2004         337,616
WorldCom Inc. Note, 7.50% ........................            250,000        5/15/2011         205,850
Yell Finance BV Sr. Note, 10.75% .................          1,350,000        8/01/2011       1,451,250
                                                                                          ------------
                                                                                            95,023,529
                                                                                          ------------
Total Fixed Income Securities (Cost $244,905,450) ....................................     246,161,423
                                                                                          ------------

CASH EQUIVALENTS 6.2%
Caterpillar Financial Services NV, 1.79% .........         11,989,000        4/15/2002      11,980,654
General Electric Capital Corp., 1.80% ............          6,570,000        4/04/2002       6,569,015
Household Finance Corp., 1.81% ...................          2,920,000        4/11/2002       2,918,532
Morgan Stanley Dean Witter & Co., 1.82% ..........         12,468,000        4/11/2002      12,461,697
Verizon Network Funding Inc., 1.80% ..............          3,915,000        4/03/2002       3,914,608
Verizon Network Funding Inc., 1.78% ..............          4,152,000        4/25/2002       4,147,073
                                                                                          ------------
Total Cash Equivalents (Cost $41,991,579) ............................................      41,991,579
                                                                                          ------------
Total Investments (Cost $615,094,587) - 99.4% ........................................     671,143,063

Cash and Other Assets, Less Liabilities - 0.6% .......................................       3,829,108
                                                                                          ------------
Net Assets - 100.0% ..................................................................    $674,972,171
                                                                                          ============

Federal Income Tax Information (Note 1):
At March 31, 2002, the net unrealized appreciation of investments based on cost for federal income tax purposes of $620,778,594 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an
  excess of value over tax cost ......................................................    $ 76,354,591
Aggregate gross unrealized depreciation for all investments in which there is an
  excess of tax cost over value ......................................................     (25,990,122)
                                                                                          ------------
                                                                                          $ 50,364,469
                                                                                          ============
------------------------------------------------------------------------------------------------------

*   Non-income-producing securities.

**  A portion of these securities was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2002.

@   Security valued under consistently applied procedures established by the Trustees.

(+) Security restricted as to public resale. The total cost and market value of restricted securities owned at March 31, 2002, were $1,027,514 and $135,350 (0.02% of net assets), respectively.

+   Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 2002, were $43,629,216 and $44,028,036
    (6.52% of net assets), respectively.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement. Although the unit price has been established, the principal value has not been finalized.

#   Interest rates on this floating-rate bond will reset annually or biannually based on the six-months
    London Interbank Offered Rate (LIBOR) plus 0.8125%.

##  Interest rates on this variable bond reset annually at predetermined rates until July 2003, at which point the interest rate will reset annually or biannually based on the six-months London
    Interbank Offered Rate (LIBOR) plus 0.8125%. Rate disclosed is the current rate at March 31, 2002.

>   Payments of income may be made in cash or in the form of additional securities.

Futures contracts open at March 31, 2002, are as follows:

                                                                                                    UNREALIZED
                                                                              EXPIRATION           APPRECIATION
TYPE                                                  NOTIONAL COST             MONTH             (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------

U.S. Treasury Bonds Long                               $14,200,000            June 2002             $(657,001)
2-year U.S. Treasury Notes Long                        $33,000,000            June 2002              (320,752)
5-year U.S. Treasury Notes Short                      ($28,200,000)           June 2002               681,432
10-year U.S. Treasury Notes Short                     ($22,500,000)           June 2002               722,573
                                                                                                    ---------
                                                                                                    $ 426,252
                                                                                                    =========
The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 2002

ASSETS
Investments, at value** (Cost $615,094,587) (Note 1)              $671,143,063
Collateral for securities on loan ..............................    65,244,601
Foreign currency, at value (Cost $80,757) ......................        75,397
Cash ...........................................................     3,290,454
Receivable for securities sold .................................    31,653,520
Interest and dividends receivable ..............................     3,756,783
Receivable for fund shares sold ................................     1,433,821
Receivable for variation margin ................................        30,375
Other assets ...................................................        36,053
                                                                  ------------
                                                                   776,664,067

LIABILITIES
Payable for collateral received on securities loaned ...........    65,244,601
Payable for securities purchased ...............................    34,355,790
Payable for fund shares redeemed ...............................       805,638
Accrued management fee (Note 2) ................................       419,732
Accrued transfer agent and shareholder services
  (Note 2) .....................................................       261,263
Accrued distribution and service fees (Note 4) .................       158,591
Dividends payable ..............................................       131,250
Accrued administration fee (Note 2) ............................        13,303
Accrued trustees' fees (Note 2) ................................        10,727
Other accrued expenses .........................................       291,001
                                                                  ------------
                                                                   101,691,896
                                                                  ------------
NET ASSETS                                                        $674,972,171
                                                                  ============
Net Assets consist of:
  Undistributed net investment income ..........................  $  2,335,773
  Unrealized appreciation of investments .......................    56,048,476
  Unrealized appreciation of futures contracts .................       426,252
  Unrealized depreciation of foreign currency and
    foreign currency translations ..............................        (6,099)
  Distribution in excess of net capital gains ..................    (3,092,845)
  Paid-in capital ..............................................   619,260,614
                                                                  ------------
                                                                  $674,972,171
                                                                  ============

Net Asset Value and redemption price per share of
  Class A shares ($320,614,417 / 31,460,948 shares)                     $10.19
                                                                        ======
Maximum Offering Price per share of Class A shares
  ($10.19 / .9425) .............................................        $10.81
                                                                        ======
Net Asset Value and offering price per share of
  Class B(1) shares ($81,440,005 / 8,036,793 shares)* ..........        $10.13
                                                                        ======
Net Asset Value and offering price per share of Class B shares
  ($232,870,847 / 22,895,388 shares)* ..........................        $10.17
                                                                        ======
Net Asset Value and offering price per share of Class C shares
  ($13,225,935 / 1,297,386 shares)* ............................        $10.19
                                                                        ======
Net Asset Value, offering price and redemption price per share
  of Class S shares ($26,820,967 / 2,631,216 shares)* ..........        $10.19
                                                                        ======

-------------------------------------------------------------------------------
 * Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
** Includes securities on loan valued at $62,890,725.

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended March 31, 2002

INVESTMENT INCOME
Interest (Note 1) .............................................  $  18,525,959
Dividends, net of foreign taxes of $74,027 ....................      3,518,118
                                                                 -------------
                                                                    22,044,077
EXPENSES
Management fee (Note 2) .......................................      4,846,212
Transfer agent and shareholder services (Note 2) ..............      1,480,030
Custodian fee .................................................        352,775
Reports to shareholders .......................................        341,992
Administration fee (Note 2) ...................................         74,681
Legal fees ....................................................         65,770
Audit fee .....................................................         40,500
Registration fees .............................................         37,357
Trustees' fees (Note 2) .......................................         23,940
Distribution and service fees - Class A (Note 4) ..............        852,855
Distribution and service fees - Class B(1) (Note 4) ...........        661,150
Distribution and service fees - Class B (Note 4) ..............      2,277,961
Distribution and service fees - Class C (Note 4) ..............        122,639
Miscellaneous .................................................         22,606
                                                                 -------------
                                                                    11,200,468
Fees paid indirectly (Note 2) .................................        (61,466)
                                                                 -------------
                                                                    11,139,002
                                                                 -------------
Net investment income .........................................     10,905,075
                                                                 -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY, FORWARD CONTRACTS
  AND FUTURES CONTRACTS
Net realized gain on investments (Notes 1 and 3) ..............     14,928,440
Net realized gain on futures contracts (Note 1) ...............        788,266
Net realized loss on forward contracts and
  foreign currency (Note 1) ...................................        (88,658)
                                                                 -------------
  Total net realized gain .....................................     15,628,048
                                                                 -------------
Change in unrealized appreciation of investments ..............     22,518,404
Change in unrealized appreciation of futures
  contracts ...................................................        364,329
Change in unrealized depreciation of forward contracts
  and foreign currency ........................................       (525,608)
                                                                 -------------
  Total change in unrealized appreciation .....................     22,357,125
                                                                 -------------
Net gain on investments, foreign currency and
  forward contracts ...........................................     37,985,173
                                                                 -------------
Net increase in net assets resulting from operations             $  48,890,248
                                                                 =============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ASSET ALLOCATION FUND

------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
                                                                        YEARS ENDED MARCH 31
                                                             -----------------------------------------
                                                                   2001                    2002
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .....................................     $  15,255,847             $ 10,905,075
Net realized gain on investments,
  foreign currency, forward contracts and futures contracts        22,507,005               15,628,048
Change in unrealized appreciation (depreciation) of
  investments, foreign currency, forward contracts and
  futures contracts .......................................       (38,173,590)              22,357,125
                                                                 ------------             ------------
Net increase (decrease) resulting from operations .........          (410,738)              48,890,248
                                                                 ------------             ------------
Dividends from net investment income:
  Class A .................................................        (5,852,508)              (6,279,911)
  Class B(1) ..............................................          (649,903)                (995,245)
  Class B .................................................        (3,883,503)              (3,904,486)
  Class C .................................................          (176,161)                (172,707)
  Class S .................................................          (618,902)                (686,424)
                                                                 ------------             ------------
                                                                  (11,180,977)             (12,038,773)
                                                                 ------------             ------------
Distributions from capital gains:
  Class A .................................................       (34,888,072)             (13,573,352)
  Class B(1) ..............................................        (4,746,764)              (3,099,895)
  Class B .................................................       (38,622,680)             (13,061,129)
  Class C .................................................        (1,911,944)                (598,260)
  Class S .................................................        (2,988,934)              (1,355,417)
                                                                 ------------             ------------
                                                                  (83,158,394)             (31,688,053)
                                                                 ------------             ------------
Net increase from fund share transactions (Note 5) ........        32,080,336               12,786,964
                                                                 ------------             ------------
Total increase (decrease) in net assets                           (62,669,773)              17,950,386
NET ASSETS
Beginning of year .........................................       719,691,558              657,021,785
                                                                 ------------             ------------
End of year (including undistributed
  net investment income of $1,691,781 and $2,335,773,
  respectively) ...........................................      $657,021,785             $674,972,171
                                                                 ============             ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 2002

NOTE 1

State Street Research Asset Allocation Fund, formerly State Street Research Strategic Growth & Income Fund, is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust in December 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of two separate funds: State Street Research Asset Allocation Fund and State Street Research High Income Fund.

The investment objective of the fund is to seek a high total return while attempting to limit investment risk and preserve capital. To achieve its investment objective, the fund intends to allocate assets among selected investments in the following sectors: Fixed Income Securities, Equity Securities and Cash & Cash Equivalents. Total return may include current income as well as capital appreciation. The fund's investment manager believes that the timely re-allocation of assets can enhance performance and reduce portfolio volatility.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. From April 1, 2001, to January 31, 2002, Class B shares paid annual service and distribution fees equal to 1.00%. Effective February 1, 2002, Class B shares do not pay any service or distribution fees. Class B shares automatically convert into Class A shares at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), the investment manager subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of these securities, then they are valued at their fair value taking this trading or these events into account.

B. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the fund's accounts. All commitments are marked-to- market at the applicable transaction rates resulting in unrealized gains or losses. The fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

D. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. All discounts/premiums are accreted/amortized for financial reporting purposes (see "Change in Accounting Principle" note). Certain fixed income securities held by the fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

E. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The fund has designated $19,398,407 as ordinary income dividends and $24,328,419 as long-term capital gain distributions.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions, paydown gains and losses, wash sale deferrals and premium amortization on fixed income securities.

F. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At March 31, 2002, the value of the securities loaned and the value of collateral were $62,890,725 and $65,244,601 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. During the year ended March 31, 2002, income from securities lending amounted to $268,417 and is included in interest income.

I. FUTURES
The fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the fund deposits with the selling broker sufficient cash or U.S. government securities to meet the minimum "initial margin" requirements. Thereafter, the fund receives from or pays to the broker cash or U.S. government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise in changes from the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

J. CHANGE IN ACCOUNTING PRINCIPLE
Effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on all fixed income securities. The cumulative effect of this accounting change had no impact on the fund's total net assets, but resulted in a $299,187 reduction in cost of securities and a $299,187 decrease in undistributed net investment income, based on securities held by the fund on April 1, 2001.

The effect of this change for the year ended March 31, 2002, was to decrease net investment income by $831,740, increase net unrealized appreciation by $113,334 and increase net realized gains by $718,406. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the first $500 million of net assets annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 2002, the fees pursuant to such agreement amounted to $4,846,212.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), the investment manager subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are par- ticipants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended March 31, 2002, the amount of such expenses was $622,913.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended March 31, 2002, the fund's transfer agent fees were reduced by $61,466 under this arrangement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $23,940 during the year ended March 31, 2002.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended March 31, 2002, the amount of such expenses was $74,681.

NOTE 3

For the year ended March 31, 2002, purchases and sales of securities, exclusive of short-term obligations and forward foreign currency exchange contracts, aggregated $1,180,442,886, and $1,200,672,671 (including $299,448,433 and
$312,764,973 of U.S. government obligations), respectively.

NOTE 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1) and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1) and Class C shares. From April 1, 2001, to January 31, 2002, the fund paid annual service fees to the Distributor at a rate of 0.25% and annual distribution fees of 0.75%, of average daily net assets, for Class B shares. Effective February 1, 2002, the fund does not pay any annual service or distribution fees for Class B shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 2002, fees pursuant to such plans amounted to $852,855, $661,150, $2,277,961 and $122,639 for Class A,
Class B(1), Class B and Class C shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of March 31, 2002, there were $743,256 and $1,234,901 for Class A and Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $70,729 and $363,505, respectively, on sales of Class A shares of the fund during the year ended March 31, 2002, and that MetLife Securities, Inc. earned commissions aggregating $635,740 and $886 on sales of Class B(1) and Class C shares, and the Distributor collected contingent deferred sales charges aggregating $194,743, $201,730 and $634 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

NOTE 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share.

These transactions break down by share class as follows:

                                                     YEARS ENDED MARCH 31
                                 --------------------------------------------------------------
                                                2001                                2002
                                  ----------------------------    ----------------------------
CLASS A                              SHARES           AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold ...................      2,720,506    $ 28,946,767       7,529,522    $ 75,674,726
Issued upon reinvestment of:
  Dividends from net investment
  income ......................        556,664       5,707,411         610,245       6,040,678
  Distributions from capital
  gains .......................      3,369,064      33,850,948       1,287,037      13,228,639
Shares redeemed ...............     (5,687,556)    (60,290,075)     (4,971,829)    (49,757,106)
                                  ------------    ------------    ------------    ------------
Net increase ..................        958,678    $  8,215,051       4,454,975    $ 45,186,937
                                  ============    ============    ============    ============

CLASS B(1)                           SHARES           AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold ...................      2,724,462    $ 28,439,027       2,949,756    $ 29,536,085
Issued upon reinvestment of:
  Dividends from net investment
  income ......................         52,144         581,391          98,538         964,578
  Distributions from capital
  gains .......................        477,316       4,720,829         297,755       3,038,464
Shares redeemed ...............       (726,155)     (7,550,389)       (935,269)     (9,255,991)
                                  ------------    ------------    ------------    ------------
Net increase ..................      2,527,767    $ 26,190,858       2,410,780    $ 24,283,136
                                  ============    ============    ============    ============

CLASS B                              SHARES           AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold ...................        597,059    $  6,294,990         468,898    $  4,701,047
Issued upon reinvestment of:
  Dividends from net investment
  income ......................        332,700       3,407,202         382,797       3,782,880
  Distributions from capital
  gains .......................      3,803,395      38,027,750       1,239,681      12,729,581
Shares redeemed ...............     (5,217,502)    (54,855,631)     (7,801,391)    (78,060,680)
                                  ------------    ------------    ------------    ------------
Net decrease ..................       (484,348)   ($ 7,125,689)     (5,710,015)   ($56,847,172)
                                  ============    ============    ============    ============

CLASS C                              SHARES           AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold ...................         86,161    $    901,866         359,450    $  3,612,076
Issued upon reinvestment of:
  Dividends from net investment
  income ......................         13,147         134,908          15,107         149,542
  Distributions from capital
  gains .......................        158,822       1,592,728          51,461         529,275
Shares redeemed ...............       (465,951)     (4,878,580)       (385,100)     (3,860,668)
                                  ------------    ------------    ------------    ------------
Net increase (decrease) .......       (207,821)   ($ 2,249,078)         40,918    $    430,225
                                  ============    ============    ============    ============

CLASS S                              SHARES           AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold ...................        897,148    $  9,576,897         654,897    $  6,619,599
Issued upon reinvestment of:
  Dividends from net investment
  income ......................         60,289         618,134          69,198         684,044
  Distributions from capital
  gains .......................        297,038       2,987,381         131,615       1,353,852
Shares redeemed ...............       (585,078)     (6,133,218)       (888,705)     (8,923,657)
                                  ------------    ------------    ------------    ------------
Net increase (decrease) .......        669,397    $  7,049,194         (32,995)   ($   266,162)
                                  ============    ============    ============    ============

STATE STREET RESEARCH ASSET ALLOCATION FUND

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                  CLASS A
                                         --------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                         --------------------------------------------------------------------------------------
                                             1998(a)             1999(a)            2000(a)           2001(a)        2002(a)(f)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)         10.40               11.60              10.40             11.69             10.10
                                               -----               -----              -----             -----             -----
  Net investment income ($)*                    0.22                0.25               0.24              0.28              0.20
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency, forward contracts and
    futures contracts ($)                       2.61               (0.35)              1.48             (0.29)             0.60
                                               -----               -----              -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)            2.83               (0.10)              1.72             (0.01)             0.80
                                               -----               -----              -----             -----             -----
  Dividends from net investment income ($)     (0.23)              (0.22)             (0.22)            (0.22)            (0.22)
  Distributions from net realized gains ($)    (1.40)              (0.88)             (0.21)            (1.36)            (0.49)
                                               -----               -----              -----             -----             -----
TOTAL DISTRIBUTIONS ($)                        (1.63)              (1.10)             (0.43)            (1.58)            (0.71)
                                               -----               -----              -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)               11.60               10.40              11.69             10.10             10.19
                                               =====               =====              =====             =====             =====
Total return(b) (%)                            29.62               (0.66)             16.88              0.29              8.15

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)      330,421             309,752            304,400           272,813           320,614
Expense ratio (%)*                              1.28                1.28               1.30              1.46              1.41
Expense ratio after expense reductions (%)*     1.28                1.27               1.29              1.44              1.40
Ratio of net investment income to average
  net assets (%)*                               1.96                2.32               2.23              2.61              1.95
Portfolio turnover rate (%)                   133.30              136.37             122.57            180.98            185.79
*Reflects voluntary reduction of
 expenses of these amounts (%)                  0.02                 --                 --                --                --

                                                                                   CLASS B(1)
                                                   ----------------------------------------------------------------------------
                                                                              YEARS ENDED MARCH 31
                                                   ----------------------------------------------------------------------------
                                                    1999(a)(e)             2000(a)             2001(a)          2002(a)(f)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                   10.35               10.36               11.63               10.05
                                                         -----               -----               -----               -----
  Net investment income ($)                               0.04                0.17                0.19                0.12
  Net realized and unrealized gain (loss) on
    investments, foreign currency, forward
    contracts and futures contracts ($)                   0.01                1.45               (0.27)               0.60
                                                         -----               -----               -----               -----
TOTAL FROM INVESTMENT OPERATIONS ($)                      0.05                1.62               (0.08)               0.72
                                                         -----               -----               -----               -----
  Dividends from net investment income ($)               (0.04)              (0.14)              (0.14)              (0.15)
  Distributions from capital gains ($)                     --                (0.21)              (1.36)              (0.49)
                                                         -----               -----               -----               -----
TOTAL DISTRIBUTIONS ($)                                  (0.04)              (0.35)              (1.50)              (0.64)
                                                         -----               -----               -----               -----
 NET ASSET VALUE, END OF YEAR ($)                        10.36               11.63               10.05               10.13
                                                         =====               =====               =====               =====
Total return(b) (%)                                       0.51(c)            15.93               (0.35)               7.30

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                 10,289              36,045              56,543              81,440
Expense ratio (%)                                         2.08(d)             2.05                2.19                2.11
Expense ratio after expense reductions (%)                2.08(d)             2.04                2.17                2.10
Ratio of net investment income to average net
 assets (%)                                               1.89(d)             1.48                1.86                1.25
Portfolio turnover rate (%)                             136.37              122.57              180.98              185.79
-------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charge.
(c) Not annualized.
(d) Annualized.
(e) January 1, 1999 (commencement of share class) to March 31, 1999.
(f) Effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audit of Investment
    Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31,
    2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.13%. The statement of changes and financial highlights for periods prior to April 1, 2001, have not been restated for this change in policy.

STATE STREET RESEARCH ASSET ALLOCATION FUND

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                         ------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                         ------------------------------------------------------------------------------------------
                                             1998(a)             1999(a)            2000(a)           2001(a)        2002(a)(f)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)         10.37               11.55              10.36             11.65             10.07
                                               -----               -----              -----             -----             -----
  Net investment income ($)*                    0.13                0.17               0.16              0.20              0.14
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency, forward contracts and
    futures contracts ($)                       2.59               (0.34)              1.47             (0.29)             0.60
                                               -----               -----              -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)            2.72               (0.17)              1.63             (0.09)             0.74
                                               -----               -----              -----             -----             -----
  Dividends from net investment income ($)     (0.14)              (0.14)             (0.13)            (0.13)            (0.15)
  Distributions from capital gains ($)         (1.40)              (0.88)             (0.21)            (1.36)            (0.49)
                                               -----               -----              -----             -----             -----
TOTAL DISTRIBUTIONS ($)                        (1.54)              (1.02)             (0.34)            (1.49)            (0.64)
                                               -----               -----              -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)               11.55               10.36              11.65             10.07             10.17
                                               =====               =====              =====             =====             =====
Total return(b) (%)                            28.53               (1.31)             15.98             (0.41)             7.56

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)      368,975             363,517            338,838           288,061           232,871
Expense ratio (%)*                              2.03                2.03               2.05              2.19              1.94
Expense ratio after expense reductions (%)*     2.03                2.02               2.04              2.17              1.93
Ratio of net investment income to
  average net assets (%)*                       1.21                1.57               1.48              1.89              1.38
Portfolio turnover rate (%)                   133.30              136.37             122.57            180.98            185.79
*Reflects voluntary reduction of
 expenses of these amounts (%)                  0.02                 --                 --                --                --

                                                                                  CLASS C
                                         --------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                         --------------------------------------------------------------------------------------
                                             1998(a)             1999(a)            2000(a)           2001(a)        2002(a)(f)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)         10.38               11.57              10.38             11.67             10.10
                                               -----               -----              -----             -----             -----
  Net investment income ($)*                    0.13                0.17               0.16              0.20              0.13
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency, forward contracts and
    futures contracts ($)                       2.60               (0.34)              1.47             (0.28)             0.59
                                               -----               -----              -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)            2.73               (0.17)              1.63             (0.08)             0.72
                                               -----               -----              -----             -----             -----
  Dividends from net investment income ($)     (0.14)              (0.14)             (0.13)            (0.13)            (0.14
  Distributions from capital gains ($)         (1.40)              (0.88)             (0.21)            (1.36)            (0.49
                                               -----               -----              -----             -----             -----
TOTAL DISTRIBUTIONS ($)                        (1.54)              (1.02)             (0.34)            (1.49)            (0.63
                                               -----               -----              -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)               11.57               10.38              11.67             10.10             10.19
                                               =====               =====              =====             =====             =====
Total return(b) (%)                            28.59               (1.33)             15.93             (0.35)             7.31

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)       23,807              20,519             17,093            12,687            13,226
Expense ratio (%)*                              2.03                2.03               2.05              2.19              2.11
Expense ratio after expense reductions (%)*     2.03                2.02               2.04              2.17              2.10
Ratio of net investment income to
  average net assets (%)*                       1.21                1.56               1.47              1.89              1.26
Portfolio turnover rate (%)                   133.30              136.37             122.57            180.98            185.79
*Reflects voluntary reduction of
 expenses of these amounts (%)                  0.02                 --                 --                --                --
-------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charge.
(c) Not annualized.
(d) Annualized.
(e) January 1, 1999 (commencement of share class) to March 31, 1999.
(f) Effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audit of Investment
    Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31,
    2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.13%. The statement of changes and financial highlights for periods prior to April 1, 2001, have not been restated for this change in policy.

STATE STREET RESEARCH ASSET ALLOCATION FUND

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS S
                                         ---------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                         ---------------------------------------------------------------------------------------
                                             1998(a)             1999(a)            2000(a)           2001(a)        2002(a)(f)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)         10.40               11.60              10.40             11.69             10.10
                                               -----               -----              -----             -----             -----
  Net investment income ($)*                    0.25                0.27               0.29              0.30              0.23
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency, forward contracts and
    futures contracts ($)                       2.60               (0.34)              1.46             (0.29)             0.60
                                               -----               -----              -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)            2.85               (0.07)              1.75              0.01              0.83
                                               -----               -----              -----             -----             -----
  Dividends from net investment income ($)     (0.25)              (0.25)             (0.25)            (0.24)            (0.25)
  Distributions from capital gains ($)         (1.40)              (0.88)             (0.21)            (1.36)            (0.49)
                                               -----               -----              -----             -----             -----
TOTAL DISTRIBUTIONS ($)                        (1.65)              (1.13)             (0.46)            (1.60)            (0.74)
                                               -----               -----              -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)               11.60               10.40              11.69             10.10             10.19
                                               =====               =====              =====             =====             =====
Total return(b) (%)                            29.93               (0.41)             17.17              0.56              8.47

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)       26,648              15,149             23,316            26,917            26,821
Expense ratio (%)*                              1.03                1.03               1.05              1.19              1.11
Expense ratio after expense reductions (%)*     1.03                1.02               1.04              1.17              1.10
Ratio of net investment income to
  average net assets (%)*                       2.21                2.53               2.62              2.85              2.27
Portfolio turnover rate (%)                   133.30              136.37             122.57            180.98            185.79
*Reflects voluntary reduction of
 expenses of these amounts (%)                  0.02                 --                 --                --                --
--------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charge.
(c) Not annualized.
(d) Annualized.
(e) January 1, 1999 (commencement of share class) to March 31, 1999.
(f) Effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audit of Investment
    Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31,
    2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.13%. The statement of changes and financial highlights for periods prior to April 1, 2001, have not been restated for this change in policy.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH INCOME TRUST AND THE SHAREHOLDERS OF STATE STREET RESEARCH ASSET ALLOCATION FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Asset Allocation Fund (formerly State Street Research Strategic Growth & Income Fund) (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 10, 2002

STATE STREET RESEARCH ASSET ALLOCATION FUND

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

Class A shares of State Street Research Asset Allocation Fund (formerly State Street Research Strategic Growth & Income Fund) returned 8.15% [without sales charge] for the 12 months ended March 31, 2002. The fund outperformed the Lipper Flexible Portfolio Funds Average, which returned 1.16%.

Sector allocation decisions had the greatest positive impact on the fund's results during the year. Within the equity portion of the portfolio, we overweighted small-cap growth stocks as well as value stocks. Mid-cap value stocks, in particular, were standout performers, up 19.0% for the fund. The small-cap growth sector contributed a gain of 12% to performance. We also underweighted international equity and large-cap growth shares. This benefited the portfolio as these two groups declined 16% and 22%, respectively. On the fixed income side, we overweighted emerging market debt, which gained 18%.

An overweighting in high-yield debt, an underweighted position in high-grade debt and our stake in international nondollar debt hurt performance. Late in the year, our stock selection in large-cap growth stocks was also a detriment.

March 31, 2002

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The fund's share price yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends. Performance reflects a maximum 5.75% Class A share front-end, or 5% Class B(1) share or Class B share or 1% Class C share contingent deferred sales charges where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The Lipper Flexible Portfolio Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper Average shows how well the fund has done compared with competing funds. The S&P 500 Index (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. Indexes do not take transaction charges into consideration. It is not possible to invest directly in an index; results are for illustrative purposes only.

                                                               1 YEAR        5 YEARS        10 YEARS
---------------------------------------------------------------------------------------------------------
Class A
Cumulative Total Return
 (does not reflect sales charge)                                   8.15%         63.24%         195.40%
Cumulative Total Return
 (at maximum applicable sales charge)                              1.93%         53.85%         178.41%
Average Annual Total Return
 (at maximum applicable sales charge)                              1.93%          9.00%          10.78%
---------------------------------------------------------------------------------------------------------
Class B(1)
Cumulative Total Return
 (does not reflect sales charge)                                   7.30%         57.32%         176.67%
Cumulative Total Return
 (at maximum applicable sales charge)                              2.30%         55.49%         176.67%
Average Annual Total Return
 (at maximum applicable sales charge)                              2.30%          9.21%          10.71%
---------------------------------------------------------------------------------------------------------
Class B
Cumulative Total Return
 (does not reflect sales charge)                                   7.56%         57.58%         177.12%
Cumulative Total Return
 (at maximum applicable sales charge)                              2.56%         57.40%         177.12%
Average Annual Total Return
 (at maximum applicable sales charge)                              2.56%          9.25%          10.73%
---------------------------------------------------------------------------------------------------------
Class C
Cumulative Total Return
 (does not reflect sales charge)                                   7.31%         57.30%         176.63%
Cumulative Total Return
 (at maximum applicable sales charge)                              6.31%         57.30%         176.63%
Average Annual Total Return
 (at maximum applicable sales charge)                              6.31%          9.48%          10.71%
---------------------------------------------------------------------------------------------------------
Class S
Cumulative Total Return
 (does not reflect sales charge)                                   8.47%         65.38%         202.07%
Cumulative Total Return
 (at maximum applicable sales charge)                              8.47%         65.38%         202.07%
Average Annual Total Return
 (at maximum applicable sales charge)                              8.47%         10.59%          11.69%
---------------------------------------------------------------------------------------------------------

                  COMPARISON OF CHANGE IN VALUE OF A $10,000
                     INVESTMENT IN ASSET ALLOCATION FUND,
                            THE S&P 500 INDEX AND
             THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

CLASS A SHARES

                   Asset                Lehman Brothers
                Allocation           Government/Corporate
                   Fund                   Bond Index             S&P 500 Index
                ----------           --------------------        -------------
"3/92"           $ 9,425                   $10,000                  $10,000
"3/93"            10,984                    11,329                   11,521
"3/94"            12,187                    11,598                   11,690
"3/95"            12,373                    12,176                   13,506
"3/96"            15,162                    13,490                   17,838
"3/97"            17,056                    14,152                   21,373
"3/98"            22,108                    15,849                   31,624
"3/99"            21,963                    16,877                   37,470
"3/00"            25,669                    17,193                   44,189
"3/01"            25,744                    19,348                   34,615
"3/02"            27,841                    20,382                   34,700


CLASS B(1) SHARES
                   Asset                Lehman Brothers
                Allocation           Government/Corporate
                   Fund                   Bond Index             S&P 500 Index
                ----------           --------------------        -------------
"3/92"           $10,000                   $10,000                  $10,000
"3/93"            11,654                    11,329                   11,521
"3/94"            12,848                    11,598                   11,690
"3/95"            12,954                    12,176                   13,506
"3/96"            15,735                    13,490                   17,838
"3/97"            17,586                    14,152                   21,373
"3/98"            22,602                    15,849                   31,624
"3/99"            22,319                    16,877                   37,470
"3/00"            25,875                    17,193                   44,189
"3/01"            25,785                    19,348                   34,615
"3/02"            27,667                    20,382                   34,700

CLASS B SHARES
                   Asset                Lehman Brothers
                Allocation           Government/Corporate
                   Fund                   Bond Index             S&P 500 Index
                ----------           --------------------        -------------
"3/92"           $10,000                   $10,000                  $10,000
"3/93"            11,654                    11,329                   11,521
"3/94"            12,848                    11,598                   11,690
"3/95"            12,954                    12,176                   13,506
"3/96"            15,735                    13,490                   17,838
"3/97"            17,586                    14,152                   21,373
"3/98"            22,602                    15,849                   31,624
"3/99"            22,306                    16,877                   37,470
"3/00"            25,871                    17,193                   44,189
"3/01"            25,764                    19,348                   34,615
"3/02"            27,712                    20,382                   34,700


CLASS C SHARES
                   Asset                Lehman Brothers
                Allocation           Government/Corporate
                   Fund                   Bond Index             S&P 500 Index
                ----------           --------------------        -------------
"3/92"           $10,000                   $10,000                  $10,000
"3/93"            11,654                    11,329                   11,521
"3/94"            12,855                    11,598                   11,690
"3/95"            12,960                    12,176                   13,506
"3/96"            15,753                    13,490                   17,838
"3/97"            17,586                    14,152                   21,373
"3/98"            22,615                    15,849                   31,624
"3/99"            22,314                    16,877                   37,470
"3/00"            25,868                    17,193                   44,189
"3/01"            25,779                    19,348                   34,615
"3/02"            27,663                    20,382                   34,700


CLASS S SHARES
                   Asset                Lehman Brothers
                Allocation           Government/Corporate
                   Fund                   Bond Index             S&P 500 Index
                ----------           --------------------        -------------
"3/92"           $10,000                   $10,000                  $10,000
"3/93"            11,654                    11,329                   11,521
"3/94"            12,971                    11,598                   11,690
"3/95"            13,200                    12,176                   13,506
"3/96"            16,197                    13,490                   17,838
"3/97"            18,265                    14,152                   21,373
"3/98"            23,732                    15,849                   31,624
"3/99"            23,634                    16,877                   37,470
"3/00"            27,692                    17,193                   44,189
"3/01"            27,848                    19,348                   34,615
"3/02"            30,207                    20,382                   34,700

-------------------------------------------------------------------------------
_______ Asset Allocation Fund                _ _ _ _ S&P 500 Index

------- Lehman Brothers Government/Corporate Bond Index
-------------------------------------------------------------------------------

STATE STREET RESEARCH INCOME TRUST

                                                                                                NUMBER OF
                                                                                                  FUNDS
                                   TERM OF                                                       IN FUND
                                  AND OFFICE                                                     COMPLEX
                      POSITION(s) LENGTH OF                                                    OVERSEEN BY
NAME, ADDRESS AND        HELD       TIME                                                         TRUSTEE/    OTHER DIRECTORSHIPS
AGE(a)                 WITH FUND   SERVED(b)    PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS       OFFICER(c)  HELD BY TRUSTEE/OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

BRUCE R. BOND           Trustee      Since    Retired; formerly, Chairman of the Board, Chief        28    Ceridian Corporation
(56)                                 1999     Executive Officer and President, PictureTel
                                              Corporation (video conferencing systems)
-----------------------------------------------------------------------------------------------------------------------------------
STEVE A. GARBAN         Trustee      Since    Retired; formerly, Senior Vice President for           48    Metropolitan Series Fund,
(64)                                 1997     Finance and Operations and Treasurer, The                     Inc.(d)
                                              Pennsylvania State University
-----------------------------------------------------------------------------------------------------------------------------------
DEAN O. MORTON          Trustee      Since    Retired; formerly, Executive Vice President, Chief     48    The Clorox Company;
(70)                                 1986     Operating Officer and Director, Hewlett-Packard              KLA-Tencor Corporation;
                                              Company (computer manufacturer)                              BEA Systems, Inc.;
                                                                                                           Cepheid; Pharsight
                                                                                                           Corporation; and
                                                                                                           Metropolitan Series
                                                                                                            Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. PHILLIPS       Trustee      Since    Dean, School of Business and Public Management,        28    None
(57)                                 1999     George Washington University; formerly, a member of
                                              the Board of Governors of the Federal Reserve
                                              System; and Chairman and Commissioner of the
                                              Commodity Futures Trading Commission
-----------------------------------------------------------------------------------------------------------------------------------
TOBY ROSENBLATT         Trustee      Since    President, Founders Investments Ltd. (investments);    48    A.P. PHARMA, Inc.; and
(63)                                 1994     formerly, President, The Glen Ellen Company                  Metropolitan Series
                                              (private investment firm)                                    Fund, Inc.(d)
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. SCOTT        Trustee      Since    Jay W. Forrester Professor of Management, Sloan        48    Metropolitan Series Fund,
MORTON                               1987     School of Management, Massachusetts Institute of              Inc.(d)
(64)                                          Technology
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY         Trustee      Since    Attorney; formerly, Partner, Dechert (law firm)        28    SEI Investments Funds
(71)                                 2002                                                                  (consisting of 104
                                                                                                           portfolios); The
                                                                                                           Massachusetts Health &
                                                                                                           EducationTax-Exempt Trust
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

RICHARD S. DAVIS        Trustee      Since    Chairman of the Board, President and Chief             28    None
(56)                                 2000     Executive Officer of State Street Research &
                                              Management Company; formerly, Senior Vice
                                              President, Fixed Income Investments, Metropolitan
                                              Life Insurance Company; and Managing Director, J.P.
                                              Morgan Investment Management
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

DONALD G. DEVEUVE        Vice        Since    Senior Vice President of State Street Research &       11    None
(45)                   President     2001     Management Company; formerly Vice President, State
                                              Street Research & Management Company
-----------------------------------------------------------------------------------------------------------------------------------
ROSALINA FELICIANO       Vice        Since    Senior Vice President of State Street Research &       11    None
(38)                   President     2001     Management Company; formerly Vice President, State
                                              Street Research & Management Company
-----------------------------------------------------------------------------------------------------------------------------------
JOHN H. KALLIS           Vice        Since    Senior Vice President of State Street Research &       13    None
(61)                   President     1987     Management Company
-----------------------------------------------------------------------------------------------------------------------------------
JOHN S. LOMBARDO         Vice        Since    Managing Director, Chief Financial Officer and         28    None
(47)                   President     2001     Director of State Street Research & Management
                                              Company; formerly, Executive Vice President of
                                              State Street Research & Management; and Senior Vice
                                              President, Product and Financial Management,
                                              MetLife Auto & Home
-----------------------------------------------------------------------------------------------------------------------------------
MARK A. MARINELLA        Vice        Since    Managing Director of State Street Research &           17    None
(44)                   President     2001     Management Company; formerly, Executive Vice
                                              President and Senior Vice President, State Street
                                              Research & Management Company; and principal and
                                              senior portfolio manager, STW Fixed Income
                                              Management Ltd.
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. WEISS           Vice        Since    Managing Director and Director of State Street         26    None
(55)                   President     1998     Research & Management Company; formerly, Executive
                                              Vice President and Senior Vice President of State
                                              Street Research & Management Company
-----------------------------------------------------------------------------------------------------------------------------------
DOUGLAS A. ROMICH      Treasurer     Since    Senior Vice President and Treasurer of State Street    28    None
(45)                                 2001     Research & Management Company; formerly, Vice
                                              President and Assistant Treasurer, State Street
                                              Research & Management Company
-----------------------------------------------------------------------------------------------------------------------------------
FRANCIS J. MCNAMARA,   Secretary     Since    Managing Director, General Counsel and Secretary of    28    None
III                                  1995     State Street Research & Management Company;
(46)                                          formerly, Executive Vice President, State Street
                                              Research & Management Company
-----------------------------------------------------------------------------------------------------------------------------------
The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.
(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective
    Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.
(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is
    MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of
    Metropolitan Series Fund, Inc.
(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

STATE STREET RESEARCH ASSET ALLOCATION FUND                  -----------------
One Financial Center                                             PRSRT STD
Boston, MA 02111-2690                                              AUTO
                                                             U.S. POSTAGE PAID
                                                               HOLLISTON, MA
                                                               PERMIT NO.20
                                                             -----------------


QUESTIONS? COMMENTS?

E-MAIL us at:
    info@ssrfunds.com

VISIT us on the Internet at:
    www.ssrfunds.com

CALL us at 1-87-SSR-FUNDS (1-877-773-8637)
    Hearing-impaired: 1-800-676-7876
    Chinese- and Spanish-speaking: 1-888-638-3193

WRITE us at:
    State Street Research
    Service Center
    P.O. Box 8408
    Boston, MA 02266-8408

[Logo] STATE STREET RESEARCH

(C)2002 State Street Research Investment Services, Inc.,
One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Asset Allocation Fund prospectus.

When used after June 30, 2002, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER:(exp0503) SSR-LD                                    AA-3720-0502